UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Popular, Inc.
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Proxy Statement

EVENT DATE: APRIL 30, 2013

Official notification of matters to be brought
to vote at the Annual Meeting of Stockholders

POPULAR®

Popular, Inc. 209 Muñoz Rivera Avenue San Juan, Puerto Rico 00918

Notice of 2013 Annual Meeting of Stockholders and Proxy Statement Tuesday, April 30, 2013 9:00 a.m. (local time) Centro Europa Building Third Floor 1492 Ponce de León Avenue San Juan, Puerto Rico

March 15, 2013

To the Stockholders of Popular, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Popular, Inc. (the “Corporation”) for 2013 will be held at 9:00 a.m., local time, on April 30, 2013, on the third floor of the Centro Europa Building, 1492 Ponce de León Avenue, San Juan, Puerto Rico, to consider and act upon the following matters:

(1)  To elect two directors assigned to “Class 2” of the Board of Directors of the Corporation for a three-year term;

(2)  To approve an advisory vote of the Corporation’s executive compensation program;

(3)  To approve and adopt amendments to the Corporation’s 2004 Omnibus Incentive Plan;

(4)  To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation for 2013; and

(5)  To consider such other business as may be properly brought before the Meeting or any adjournments thereof. At present, management knows of no other business to be brought before the Meeting.

Only stockholders of record at the close of business on March 1, 2013 are entitled to notice of and to vote at the Meeting.

We are again using the Internet as our primary means of furnishing proxy materials to most of our stockholders, in accordance with the U.S. Securities and Exchange Commission rules. Rather than sending stockholders a paper copy of our proxy materials, we are sending them a Notice of Internet Availability of Proxy Materials that contains instructions for accessing the materials and voting via the Internet. We believe this method of distribution makes the proxy distribution process more efficient, less costly and reduces our impact on the environment. This Proxy Statement and our 2012 Annual Report are available at: www.popular.com and www.proxyvote.com. Stockholders may request a copy of the proxy materials in printed form by following the procedures set forth in the Notice of Internet Availability of Proxy Materials.

We encourage you to attend the Meeting, but even if you cannot attend, it is important that your shares are represented and voted. Whether or not you plan to attend, please vote as soon as possible so that the Corporation may be assured of the presence of a quorum at the Meeting. You may vote via the Internet, by telephone or, if you received a paper proxy card in the mail, by mailing the completed proxy card. The instructions on the Notice of Internet Availability of Proxy Materials or your proxy card describe how to use these convenient services.

In San Juan, Puerto Rico, on March 15, 2013.

By Order of the Board of Directors,

SAMUEL T. CÉSPEDES

Secretary

SUMMARY INFORMATION

This summary highlights information contained elsewhere in this Proxy Statement. You should read this summary together with the more detailed information that is contained in the rest of this Proxy Statement.

ANNUAL MEETING OF STOCKHOLDERS

† Date and Time:	April 30, 2013, at 9:00 a.m., local time.

† Place:	Centro Europa Building, Third Floor
1492 Ponce de León Ave.
San Juan, Puerto Rico

† Record Date:	March 1, 2013

† Voting:	Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote.

† Attendance:	All stockholders may attend the meeting.

MEETING AGENDA AND VOTING RECOMMENDATIONS

Agenda Item	Board Recommendation
Election of two “Class 2” directors for a three-year term	FOR EACH NOMINEE
Approval of an advisory vote of the Corporation’s executive compensation program	FOR
Approval and adoption of amendments to the Corporation’s 2004 Omnibus Incentive Plan	FOR
Ratification of selection of PricewaterhouseCoopers LLP as the Corporation’s registered public accounting firm for 2013	FOR
Consider such other business as may be properly brought before the meeting or any adjournments thereof	FOR

DIRECTOR NOMINEES

We are asking you to vote “FOR” all of the director nominees listed below. In 2012 each director attended at least 75% of the Board meetings and committee meetings on which he or she sits. Set forth below is summary information about each director nominee. Following the Meeting, there will be one vacancy on the Board resulting from the fact that two directors (Messrs. Morales and Vizcarrondo) have decided not to stand for reelection at the Meeting and only one of those vacancies is proposed to be filled at the Meeting. The Corporation’s Corporate Governance and Nominating Committee is currently searching for a candidate to fill the vacancy, and the Board expects to appoint a new “Class 2” director following the Meeting. The new director appointed to fill the vacancy will be subject to election by the Corporation’s stockholders at the 2014 annual meeting of stockholders.

Nominee	Age	Director Since	Principal Occupation
Joaquín E. Bacardí, III	47	New Nominee	President and CEO Bacardi Corporation
David E. Goel	43	2012	Managing General Partner Matrix Capital Management Company, LLC

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CORPORATE GOVERNANCE HIGHLIGHTS

•	7 of 8 continuing directors and nominees are independent
•	Majority vote for directors
•	Independent Lead Director
•	Board oversight of risk management
•	Succession planning at all levels, including for Board and CEO
•	Director retirement at age 72
•	Annual Board and committee self-assessments
•	Executive sessions of non-management directors
•	Continuing director education
•	Executive and director stock ownership requirements. As of January 2013, stock that has been pledged or used as collateral for margin lending does not count toward meeting such requirements.

APPROVAL OF AN ADVISORY VOTE OF OUR EXECUTIVE COMPENSATION PROGRAM

We are requesting your advisory approval of the compensation of our Named Executive Officers (“NEOs”). Since the Corporation is participating in the United States Treasury Department’s Capital Purchase Program (“CPP”), we are required to obtain a separate nonbinding “say on pay” stockholder vote to approve the compensation of our executives. While this vote is advisory, and not binding on us, the Compensation Committee may take into account the outcome of the vote when considering future executive compensation arrangements. At our annual stockholders’ meeting held in April 2012, the vast majority of the Corporation’s voting stockholders (96.92% of shares voted) expressed support for our executive compensation policies and procedures.

Compensation Philosophy

Even while under the CPP restrictions, the philosophy underlying Popular’s compensation program is to provide its NEOs with pay that is linked to performance and aligned with the interests of our stockholders.

2012 Executive Compensation Program

Given the Corporation’s participation in the CPP, the mix of compensation and the level of permissible incentive compensation to NEOs is restricted. It is focused on salary and stock-based compensation. The following table summarizes the cash compensation and long-term restricted stock grants received by our NEOs during 2012:

Name	Base Salary($)	Restricted Stock($)
Richard L. Carrión	1,400,000	658,150
Jorge A. Junquera	625,000	309,750
Carlos J. Vázquez	612,000	305,100
Ignacio Alvarez	573,000	284,750
Eli S. Sepúlveda	420,000	191,600

2012 Compensation Highlights

•	NEOs are not eligible to receive cash performance incentives until all amounts received under the CPP are repaid.

•	NEOs are only eligible for long-term restricted stock grants with awards based on company and individual performance until all amounts received under the CPP are repaid.

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•	Corporation must achieve profitability requirement for certain stock awards to be transferable.

•	Stock ownership goal is six times base pay for the CEO, and three times base pay for the other NEOs. As of January 2013, stock that has been pledged or used as collateral for margin lending does not count toward meeting such requirements.

•	NEOs are subject to a clawback policy.

•	Independent compensation consultant retained by the Compensation Committee.

•	Compensation Committee oversight of risks associated with compensation policies and practices.

APPROVAL AND ADOPTION OF AMENDMENTS TO 2004 OMNIBUS INCENTIVE PLAN

We are asking you to vote “FOR” the approval of several amendments to our 2004 Omnibus Incentive Plan, as follows:

•	to increase the maximum total number of shares of common stock that we may issue by 2,500,000 from 1,000,000 to 3,500,000 shares;

•	to revise clause (ii) of the definition of a “change of control” so that it is triggered by the consummation of a consolidation, merger, sale, lease, exchange or other transfer, rather than by the approval by the shareholders of the Corporation of any such transaction;

•	to prohibit the grant of dividend equivalents on options and SARs;

•	to revise Section 5.3 to provide that any shares of common stock tendered to exercise outstanding options and any shares of common stock tendered or withheld for taxes on awards will not be available again for grants of awards under the 2004 Omnibus Incentive Plan;

•	to extend the prohibition on repricing of options in Section 6.2 to SARs and to prohibit the repurchase of options and SARs for cash or other consideration;

•	to extend the period during which incentive stock options (“ISOs”) and qualified stock options (“QSOs”) may be granted until the tenth anniversary of the stockholders’ approval of the proposed amendments and to impose certain limits relating to the issuance of ISOs and QSOs;

•	to revise Article X to remove the single-trigger change of control award acceleration provisions and impose a double-trigger —both a change of control and termination of employment must occur— for accelerated vesting of awards in the event of a change of control; and

•	to subject future awards under the 2004 Omnibus Incentive Plan to the Corporation’s clawback policy.

The purpose of the increase in authorized shares is to secure sufficient shares to fund expected awards under our compensation programs for executives and non-employee directors. The purpose of the other amendments is to reflect recent changes in best practices related to equity compensation plans.

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AUDITORS

As a matter of good corporate governance, we are asking you to ratify the appointment by the Audit Committee of PricewaterhouseCoopers LLP as our independent public auditors for 2013. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to appoint PricewaterhouseCoopers LLP but may nonetheless appoint such independent auditors. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such change would be in the best interest of the Corporation and its stockholders.

The following table summarizes the fees billed by PricewaterhouseCoopers LLP to us for 2012 and 2011:

	December 31, 2012	December 31, 2011
Audit Fees	$4,987,207	$4,689,925
Audit-Related Fees (a)	781,660	937,441
Tax Fees (b)	40,000	40,000
All Other Fees (c)	20,000	20,000

	$5,828,867	$5,687,366

(a)  Includes fees for assurance services such as audits of pension plans, compliance-related audits, accounting consultations and SSAE 16 reports.

(b)  Includes fees associated with tax return preparation and tax consulting services.

(c)  Includes software licensing fees.

2014 ANNUAL MEETING

• Deadline for stockholder proposals for inclusion in the Corporation’s proxy statement:	November 15, 2013

• Period for submitting stockholder proposals and nominations for directors:	November 1, 2013 – January 30, 2014

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GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Popular, Inc. (the “Corporation”) for use at the Annual Meeting of Stockholders of the Corporation (the “Meeting”) to be held on April 30, 2013, beginning at 9:00 a.m., local time, on the third floor of the Centro Europa Building, 1492 Ponce de León Avenue, San Juan, Puerto Rico, and at any postponements or adjournments thereof.

Again, this year we are using the Internet as our primary means of furnishing our proxy materials to most of our stockholders. Rather than sending those stockholders a paper copy of our proxy materials, we are sending them a Notice of Internet Availability of Proxy Materials that contains instructions for accessing the materials and voting via the Internet and by phone. The notice also contains information on how to request a paper copy of the proxy materials by mail. We believe this method of distribution makes the proxy distribution process more efficient, less costly and reduces our impact on the environment.

The Notice of Internet Availability of Proxy Materials, as well as any Proxy Statement and proxy card were first sent to stockholders on or about March 15, 2013.

ABOUT THE MEETING

What information is contained in this Proxy Statement?

The information in this Proxy Statement relates to the matters to be acted upon at the Meeting, the voting process, the Board of Directors of the Corporation (the “Board”), Board committees, the compensation of directors and executive officers and other required information.

What is the purpose of the Meeting?

At the Meeting, stockholders will act upon the matters outlined in the accompanying Notice of Meeting, including:

•	the election of two “Class 2” directors for a three-year term;

•	the approval of an advisory vote of the Corporation’s executive compensation program;

•	the approval and adoption of amendments to the Corporation’s 2004 Omnibus Incentive Plan;

•	the ratification of the Corporation’s independent registered public accounting firm for 2013; and

•	to consider other such business as may be properly brought before the meeting or any adjournments thereof.

In addition, management will report on the affairs of the Corporation.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of the proxy materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Corporation has elected to provide access to its proxy materials over the Internet. Accordingly, the Corporation is sending a Notice of Internet Availability of Proxy Materials to most of our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a paper copy of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice of Internet Availability of Proxy Materials. The Corporation encourages you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the costs and environmental impact of the Meeting.

Why didn’t I receive a notice in the mail regarding Internet availability of proxy materials?

We are providing some of our stockholders, including stockholders who have previously asked to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of a Notice of Internet

Popular, Inc. 2013 Proxy Statement    5

General Information

Availability of Proxy Materials. In addition, we are providing Notice of Availability of the Proxy Materials by e-mail to some stockholders, including those stockholders who have previously elected delivery of the proxy materials electronically. Those stockholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

What is included in the proxy materials?

The proxy materials include this Proxy Statement and the Corporation’s Annual Report on Form 10-K with the audited financial statements for the year ended December 31, 2012, duly certified by PricewaterhouseCoopers LLP, as independent registered public accounting firm. The proxy materials also include the Notice of Annual Meeting of Stockholders. If you receive or request that paper copies of these materials be sent to you by mail, these materials will also include a proxy card.

How many votes do I have?

You will have one vote for every share of the Corporation’s common stock, par value $0.01 per share (“Common Stock”) you owned as of the close of business on March 1, 2013, the record date for the Meeting (the “Record Date”).

How many votes can all stockholders cast?

Stockholders may cast one vote for each of the Corporation’s 103,209,911 shares of Common Stock that were outstanding on the Record Date. The shares covered by any proxy that is properly executed and received before 11:59 p.m., Eastern Time, the day before the Meeting will be voted. Shares may also be voted in person at the Meeting. Shares held under the Popular, Inc. Puerto Rico Savings and Investment Plan, the Popular, Inc. USA 401(k) Savings and Investment Plan and the EVERTEC GROUP, LLC Savings and Investment Plan may be voted by proxy properly executed and received before 11:59 p.m., Eastern Time, on April 25, 2013.

How many votes must be present to hold the Meeting?

A majority of the votes that can be cast must be present either in person or by proxy to hold the Meeting. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting for purposes of determining whether the majority of the votes that can be cast are present. A broker non-vote occurs when a broker or other nominee does not have discretionary authority to vote on a particular matter. Votes cast by proxy or in person at the Meeting will be counted by Broadridge Financial Solutions, Inc., an independent third party. We urge you to vote by proxy even if you plan to attend the Meeting, so that we know as soon as possible that enough votes will be present for us to hold the Meeting.

What vote is required and how are abstentions and broker non-votes treated?

To be elected, directors must receive a majority of the votes cast (the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee). For additional information relating to the election of directors, see “Proposal 1: Election of Directors.” Broker non-votes and abstentions will not be counted as either a vote cast for or a vote cast against the nominee and, therefore, will have no effect on the results for the election of directors.

For the advisory vote related to executive compensation, the approval and adoption of amendments to the Corporation’s 2004 Omnibus Incentive Plan, the ratification of the independent registered public accounting firm and any other item voted upon at the Meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on such item will be required for approval. Abstentions will have the same effect as a negative vote and broker non-votes will not be counted in determining the number of shares necessary for approval.

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General Information

Can I vote if I participate in one of the Corporation’s employee stock plans?

Yes. Your vote will serve to instruct the trustees or independent fiduciaries how to vote your shares in the Popular, Inc. Puerto Rico Savings and Investment Plan and the Popular, Inc. USA 401(k) Savings and Investment Plan.

How does the Board recommend that I vote?

The Board recommends that you vote as follows:

•	“FOR” each nominee to the Board;

•	“FOR” the advisory vote related to executive compensation;

•	“FOR” the approval and adoption of amendments to the Corporation’s 2004 Omnibus Incentive Plan; and

•	“FOR” the ratification of the Corporation’s independent registered public accounting firm for the year 2013.

How do I vote?

You can vote either in person at the Meeting or by proxy.

To vote by proxy, you must either

•	vote over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or proxy card;

•	vote by telephone by calling the toll-free number found on your proxy card; or

•	vote by mail if you receive or request paper copies of the proxy materials, by filling out the proxy card and sending it back in the envelope provided. To avoid delays in ballot taking and counting, and in order to ensure that your proxy is voted in accordance with your wishes, compliance with the following instructions is respectfully requested: when signing a proxy as attorney, executor, administrator, trustee, guardian, authorized officer of a corporation, or on behalf of a minor, please give full title. If shares are registered in the name of more than one record holder, all record holders must sign.

If you want to vote in person at the Meeting, and you hold your Common Stock through a securities broker or nominee (i.e., in street name), you must obtain a proxy from your broker or nominee and bring that proxy to the Meeting.

Who will bear the cost of soliciting proxies for the Meeting?

The cost of soliciting proxies for the Meeting will be borne by the Corporation. In addition to solicitation by mail, proxies may be solicited personally, by telephone or otherwise. The Board has engaged the firm of Georgeson Inc. to aid in the solicitation of proxies. The cost is estimated at $8,000, plus reimbursement of reasonable out-of-pocket expenses. Directors, officers and employees of the Corporation may also solicit proxies but will not receive any additional compensation for their services. Proxies and proxy material will also be distributed at the expense of the Corporation by brokers, nominees, custodians and other similar parties.

Can I change my vote?

Yes, you may change your vote at any time before the Meeting. To do so, you may cast a new vote by telephone or over the Internet, send in a new proxy card with a later date, or send a written notice of revocation to the President or Secretary of Popular, Inc. (751), P.O. Box 362708, San Juan, Puerto Rico 00936-2708, delivered before the proxy is exercised. If you attend the Meeting and want to vote in person, you may request that your previously submitted proxy not be used.

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General Information

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple Notices of Internet Availability of Proxy Materials or multiple proxy cards. For example, if you hold your shares in more than one brokerage account, you may receive separate Notices of Internet Availability or proxy cards for each brokerage account in which you hold shares. You should exercise your vote in connection with each set of voting materials as they represent different shares.

Could other matters be decided at the Meeting?

The Board does not intend to present any matters at the Meeting other than those described in the Notice of Meeting. The Board at this time knows of no other matters which may come before the Meeting and the Chairman of the Meeting will declare out of order and disregard any matter not properly presented. However, if any new matter requiring the vote of the stockholders is properly presented before the Meeting, proxies may be voted with respect thereto in accordance with the best judgment of proxy holders, under the discretionary power granted by stockholders to their proxies in connection with general matters.

What happens if the Meeting is postponed or adjourned?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Electronic Delivery of Annual Meeting Materials

You will help the Corporation protect the environment and save postage and printing expenses in future years by consenting to receive the annual report and proxy materials via the Internet. You may sign up for this service after voting on the Internet at www.proxyvote.com. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials electronically will remain in effect until you terminate it.

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PRINCIPAL STOCKHOLDERS

The following table presents certain information as of February 14, 2013 with respect to any person, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), who is known by the Corporation to beneficially own more than five percent (5%) of the outstanding Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Valinor Management, LLC (2) 510 Madison Avenue, 25th Floor New York, NY 10022	9,152,590	8.87%
The Vanguard Group (3) 100 Vanguard Blvd. Malvern, PA 19355	5,443,679	5.27%
Paulson & Co. Inc. (4) 1251 Avenue of the Americas New York, NY 10020	5,208,948	5.05%

(1)  For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the 1934 Act.

(2)  Based solely on information contained in a Schedule 13G/A filed with the SEC on February 13, 2013 by Valinor Management, LLC (“Valinor”) reflecting its Common Stock holdings as of December 31, 2012. According to this statement, Valinor disclaims beneficial ownership of the 9,152,590 shares of Common Stock reported, except to the extent of its pecuniary interest therein.

(3)  Based solely on information contained in a Schedule 13G/A filed with the SEC on February 13, 2013 by The Vanguard Group reflecting its Common Stock holdings as of December 31, 2012.

(4)  Based solely on information contained in a Schedule 13G filed with the SEC on February 14, 2013 by Paulson & Co. Inc. (“Paulson”) reflecting its Common Stock holdings as of December 31, 2012. According to this statement, Paulson, in its capacity as investment advisor, has sole power to vote or direct the vote and to dispose or direct the disposition of 5,208,948 shares of Common Stock owned by Paulson’s advisory clients. Paulson disclaims beneficial ownership of such shares.

SHARES BENEFICIALLY OWNED BY DIRECTORS AND EXECUTIVE OFFICERS OF THE CORPORATION

The following table sets forth the beneficial ownership of the Corporation’s Common Stock and preferred stock as of February 25, 2013, for each director and nominee for director and each Named Executive Officer, defined as the executive officers included in the Summary Compensation Table included in the “Compensation Discussion and Analysis” section of this Proxy Statement, and by all directors, executive officers, the Corporate Secretary and the Principal Accounting Officer as a group.

Common Stock

Name	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Joaquín E. Bacardí, III	14,500		*
Alejandro M. Ballester	17,711	(3)	*
Richard L. Carrión	480,572	(4)	*
María Luisa Ferré	669,539	(5)	*
David E. Goel	1,467,399	(6)	1.42%
C. Kim Goodwin	20,662		*

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Principal Stockholders

Name	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Manuel Morales Jr.	61,457	(7)	*
William J. Teuber Jr.	34,474		*
Carlos A. Unanue	106,730	(8)	*
José R. Vizcarrondo	96,217	(9)	*
Ignacio Alvarez	50,507	(10)	*
Jorge A. Junquera	137,329		*
Eli S. Sepúlveda	29,520		*
Carlos J. Vázquez	93,776	(11)	*
All directors, executive officers, the Corporate Secretary and the Principal Accounting Officer as a group (22 persons as a group)	3,465,963		3.36%

Preferred Stock

Name	Title of Security	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
María Luisa Ferré	8.25% Preferred Stock	4,175	(12)	*
All directors, executive officers, the Corporate Secretary and the Principal Accounting Officer as a group (22 persons as a group)	8.25% Preferred Stock	4,175		*

(1)  For purposes of the table above, “beneficial ownership” is determined in accordance with Rule 13d-3 under the 1934 Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of a security if that person has the right to acquire beneficial ownership of such security within 60 days. Therefore, it includes the number of shares of Common Stock that could be purchased by exercising stock options that were exercisable as of February 25, 2013 or within 60 days after that date, as follows: Ms. Ferré, 606; Mr. Morales, 606; Mr. Vizcarrondo, 127; Mr. Junquera, 13,685; Mr. Sepúlveda, 2,540; and Mr. Vázquez, 18,381, which represent 49,682 shares for all directors, executive officers, the Corporate Secretary and the Principal Accounting Officer as a group. Also, it includes shares granted under the Corporation’s 2004 Omnibus Incentive Plan and the Senior Executive Long-Term Incentive Plan, subject to transferability restrictions and/or forfeiture upon failure to meet vesting conditions, as follows: Mr. Ballester, 10,444; Mr. Carrión, 108,121; Ms. Ferré, 17,692; Mr. Goel, 1,221; Ms. Goodwin, 10,662; Mr. Morales, 20,844; Mr. Teuber, 24,247; Mr. Unanue, 13,640; Mr. Vizcarrondo, 17,819; Mr. Alvarez, 31,470; Mr. Junquera, 54,606; Mr. Sepúlveda, 24,831; and Mr. Vázquez, 45,136, which represent 516,911 shares for all directors, executive officers, the Corporate Secretary, and the Principal Accounting Officer as a group. As of February 25, 2013, there were 103,206,380 shares of Common Stock outstanding and 1,120,665 shares of 8.25% Non-Cumulative Monthly Income Preferred Stock, Series B, outstanding.

(2)  “*” indicates ownership of less than 1% of the outstanding shares of Common Stock or 8.25% Non-Cumulative Monthly Income Preferred Stock, Series B, outstanding.

(3)  Includes 3,204 shares owned by Mr. Ballester’s wife and children. Mr. Ballester has 5,863 shares pledged as collateral.

(4)  Mr. Carrión owns 295,989 shares and also has indirect investment power over 23 shares owned by his youngest son and 3,408 shares owned by his wife. Mr. Carrión has 108,077 shares pledged as collateral. Mr. Carrión has a 17.89% ownership interest in Junior Investment Corporation, which owns 1,012,588 shares, of which 181,152 are included in the table as part of Mr. Carrión’s holdings. Junior Investment Corporation has 463,380 shares pledged as collateral.

(5)  Ms. Ferré has direct or indirect investment and voting power over 668,933 shares. Ms. Ferré owns 18,393 shares and has indirect investment and voting power over 308,108 shares owned by FRG, Inc., 43,740 shares owned by The Luis A. Ferré Foundation, 297 shares owned by RANFE, Inc., and 296,165 shares owned by GFR Media LLC (formerly El Día, Inc.). All the shares owned by The Luis A. Ferré Foundation have been pledged as collateral. Ms. Ferré’s husband owns 2,230 shares.

(6)  Mr. Goel is the Managing General Partner for Matrix Capital Management Company, LLC, which has sole discretionary investment and voting power over 1,466,177 shares of Common Stock.

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Principal Stockholders

(7)  Includes 38,637 shares owned by Mr. Morales’s mother, over which he has voting power as attorney-in-fact.

(8)  Includes 75,731 shares held by Mr. Unanue’s mother, over which Mr. Unanue disclaims beneficial ownership. Mr. Unanue has an 8.33% interest in Island Can Corporation, of which he is General Manager, and which owns 64,000 shares, of which 5,331 are included in the table as part of Mr. Unanue’s holdings and over which he disclaims beneficial ownership.

(9)  Includes 57,946 shares owned by DMI Pension Trust and 3,560 owned by Forever Dependent, LLC, where Mr. Vizcarrondo serves as trustee and member of the investment committee and over which he disclaims beneficial ownership.

(10)  Includes 13,508 shares as to which Mr. Alvarez has a 50% undivided interest pending liquidation of the estate of his deceased spouse.

(11)  Includes 18,760 shares held by various family members, over which Mr. Vázquez has investment authority.

(12)  Reflects shares owned by Ms. Ferré’s husband.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires the Corporation’s directors and executive officers to file with the SEC reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such reports furnished to the Corporation or written representations that no other reports were required, the Corporation believes that, with respect to 2012, all filing requirements applicable to its officers and directors were satisfied.

PROPOSAL 1:  ELECTION OF DIRECTORS

The Certificate of Incorporation and the Amended and Restated By-Laws of the Corporation establish a classified Board pursuant to which the Board is divided into three classes as nearly equal in number as possible, with each class having at least three members and with the term of office of one class expiring each year. At the Meeting, two directors assigned to “Class 2” are to be elected to serve until the 2016 annual meeting of stockholders or until their respective successors are duly elected and qualified. Following the Meeting, there will be one vacancy in “Class 2”. The Corporation’s Corporate Governance and Nominating Committee is currently searching for a candidate to fill the vacancy, and the Board expects to appoint a new director in “Class 2” following the Meeting. The new director will be subject to election by the Corporation’s stockholders at the 2014 annual meeting of stockholders and will serve until the 2016 annual meeting stockholders or until that director’s successor is duly elected and qualified. The remaining six directors of the Corporation will continue to serve as directors, as follows: until the 2014 annual meeting of stockholders of the Corporation, in the case of the directors assigned to “Class 3,” and until the 2015 annual meeting of stockholders, in the case of the directors assigned to “Class 1,” or in each case until their successors are duly elected and qualified.

The persons named as proxies have advised the Corporation that, unless otherwise instructed, they intend to vote at the Meeting the shares covered by the proxies “FOR” the election of the three nominees, and that if any one or more of such nominees should become unavailable for election they intend to vote such shares “FOR” the election of such substitute nominees as the Board may propose. The Corporation has no knowledge that any nominee will become unavailable for election. The Board recommends a vote “FOR” each nominee to the Board.

The Corporation’s Amended and Restated By-Laws require that each director receive a majority of the votes cast with respect to such director in uncontested elections (the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee). Mr. Goel is the only nominee who is currently serving on the Board as Mr. Bacardí is being nominated for the first time. He will be filling one of the vacancies in “Class 2” left by Messrs. Morales and Vizacarondo following their decision not to stand for

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Proposal 1: Election of Directors

reelection. If stockholders do not elect a nominee who is serving as a director, Puerto Rico corporation law provides that the director continue to serve on the Board as a “holdover director.” Under the Corporation’s Amended and Restated By-Laws and Corporate Governance Guidelines, an incumbent director who is not elected by a majority of the votes cast must tender his or her resignation to the Board. In that situation, the Corporation’s Corporate Governance and Nominating Committee would make a recommendation to the Board about whether to accept or reject the resignation, or whether to take other action. The Board would act on the Corporate Governance and Nominating Committee’s recommendation and publicly disclose its decision.

The Board met nine times during 2012. All directors attended 75% or more meetings of the Board and the meetings of committees of the Board on which such directors served. While the Corporation has not adopted a formal policy with respect to directors’ attendance at the meetings of stockholders, the Corporation encourages directors to attend such meetings. All current directors attended the 2012 annual meeting of stockholders. All of the Corporation’s directors are expected to attend the Meeting.

Information relating to participation in the Corporation’s committees, principal occupation, business experience during the past five years (including positions held with the Corporation or its subsidiaries, age and the period during which each director has served in such capacity), directorships and qualifications with respect to each director is set forth below. All of the Corporation’s current directors have been directors of the following subsidiaries of the Corporation since January 2007, except for Messrs. Ballester and Unanue, who became directors of these entities in January 2010, Ms. Goodwin, who became director of these entities in April 2011 and Mr. Goel who became a director of these entities in April 2012: Banco Popular de Puerto Rico (the “Bank”), Popular International Bank, Inc., Popular North America, Inc. and Banco Popular North America.

NOMINEES FOR ELECTION AS DIRECTORS AND OTHER DIRECTORS

Nominees for Election – Class 2 Directors

(terms expiring 2016)

Name and Age	Principal Occupation, Business Experience, Directorships and Qualifications
Joaquín E. Bacardí, III Age 47 New Nominee

President and Chief Executive Officer of Bacardi Corporation, a major producer and distributor of rum and other spirits, since April 2008. Senior Global Brand Director-Whisky of Bacardi Global Brands from April 1998 to April 2008. Director of MIDA, Puerto Rico Consumer Goods Industry Association, since 2008 and of the Museo de Arte de Puerto Rico since 2009.

Mr. Bacardí has extensive experience in the development and implementation of international marketing, sales and distribution strategies acquired throughout more than 20 years at various Bacardi companies and 3 years as Product Manager of Nestlé of Puerto Rico. As President and Chief Executive Officer of Bacardi Corporation, Mr. Bacardí directs and manages all business operations and government relations for Bacardi in the Caribbean. He has been responsible for increasing earnings from operations by 67% over a four year period. Bacardi Corporation is a privately-held business with approximately $140 million in assets and annual revenues of approximately $50 million during 2012. Prior to becoming President and Chief Executive Officer of Bacardi Corporation, Mr. Bacardí held positions and various Bacardi enterprises where, among other things, he was responsible for the development of all global communication strategies for Bacardi Limited’s whisky portfolio, with total sales of approximately $400 million, and supervision of marketing for all Bacardi brands globally. Mr. Bacardí’s vast experience in business operations in Puerto Rico and across various global markets, as well as his expertise in global communications strategies, will be of great benefit to the Board.

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Proposal 1: Election of Directors

Name and Age	Principal Occupation, Business Experience, Directorships and Qualifications
David E. Goel Age 43 Board Member since 2012

Co-founder and Managing General Partner of Matrix Capital Management Company, LLC since 1999. Equity Analyst at Tiger Management L.L.C., a $23 billion investment fund, from 1996 to 1999. Associate at General Atlantic Partners from 1995 to 1996. Technology Financial Analyst at Morgan Stanley & Co. from 1993 to 1995. Trustee of the Museum of Fine Arts, Boston since 2010. Vice Chairman and Board Member of the Citi Performing Arts Center since 2009. Trustee of The Meadowbrook School of Weston, MA since 2009. Member of Investment Board of Philips Exeter Academy since 2003.

During his 20-year career as a fundamentals-focused value investor, Mr. Goel has developed a comprehensive understanding of corporate finance, venture capital, and public investing. Having founded Matrix Capital Management in 1999, Mr. Goel has built a 14-year investment track record. Through sound and responsible investing for the Matrix Fund, he gained valuable insight into global financial markets and corporate best practices. His experience in the investment management industry allows him insight into the needs of the financial services business, providing extensive knowledge of risk management and corporate governance to his role on our Board. Mr. Goel’s service as a fund manager, trustee, and board member of other organizations provides him with a unique expertise and global perspective to assist the Board with its oversight of the Corporation.

Class 1 Directors (terms expiring 2015)
Alejandro M. Ballester Age 46 Board Member since 2010

President of Ballester Hermanos, Inc., a major food and beverage distributor in
Puerto Rico, since 2007 and Senior Vice President from 2005 to 2007. Member of the Board of Directors of Government Development Bank for Puerto Rico and two
of its affiliates during 2009.

Mr. Ballester has a comprehensive understanding of Puerto Rico’s consumer products and distribution industries acquired through over 21 years of experience at Ballester Hermanos, Inc., a privately owned business dedicated to the importation and distribution of grocery products, as well as beer, liquors and wine for the retail and food service trade in Puerto Rico. As of December 31, 2012,
Ballester Hermanos had approximately $95 million in assets and annual revenues of approximately $255 million. Mr. Ballester is familiar with the challenges faced by family businesses, which constitute an important market segment for the
Corporation’s commercial banking units. He has proven to be a successful entrepreneur establishing the food service division of Ballester Hermanos in 1999, which today accounts for 35% of the firm’s revenues. As a director of Government
Development Bank for Puerto Rico and member of its audit and investment committees, Mr. Ballester obtained experience in overseeing a variety of fiscal issues related to various government agencies, instrumentalities and municipalities. The experience, skills and understanding of the Puerto Rico economy and government financial condition acquired by Mr. Ballester have been of great value to the Board.

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Proposal 1: Election of Directors

Name and Age	Principal Occupation, Business Experience, Directorships and Qualifications
Richard L. Carrión Age 60 Board Member since 1990

Chairman of the Board since 1993. CEO of the Corporation since 1994 and
President from 1991 to January 2009 and from May 2010 to present. Chairman of the Bank since 1993 and CEO since 1989. President of the Bank from 1985 to 2004 and from May 2010 to present. Chairman and CEO of Popular North America, Inc.
and other direct and indirect wholly-owned subsidiaries of the Corporation.
Director of the Federal Reserve Bank of New York since January 2008. Chairman of the Board of Trustees of Fundación Banco Popular, Inc. since 1982. Chairman and
Director of Banco Popular Foundation, Inc. since 2005. Member of the Board of
Directors of Verizon Communications, Inc. since 1995.

Mr. Carrión’s 37 years of banking experience, 28 at the head of the Corporation,
Puerto Rico’s largest financial institution, have given him a unique level of knowledge of the Puerto Rico financial system. Mr. Carrión is a well recognized leader with a vast knowledge of the Puerto Rico economy, and is actively involved in major efforts impacting the local economy. His knowledge of the financial industry has led him to become a director of the Federal Reserve Bank of New
York. He is also a Member of the Executive Board of the International Olympic
Committee and Chairman of the International Olympic Committee Finance
Commission.

Carlos A. Unanue Age 49 Board Member since 2010

President of Goya de Puerto Rico, Inc. since 2003 and of Goya Santo Domingo, S.A. since 1994, food processors and distributors.

Mr. Unanue has 26 years of experience at Goya Foods, Inc., a privately held family business with operations in the United States, Puerto Rico, Spain and the Dominican Republic that is dedicated to the sale, marketing and distribution of Hispanic foodstuff, as well as to the food processing and canned foodstuff manufacturing business. Through his work with Goya Foods, Mr. Unanue has developed a profound understanding of the Corporation’s two main markets, Puerto Rico and the United States. His experience in distribution, sales and marketing has provided him with the knowledge and experience to contribute to the development of the Corporation’s business strategy, while his vast experience in management at various Goya entities has allowed him to make valuable contributions to the Board in its oversight functions.

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Proposal 1: Election of Directors

Class 3 Directors (terms expiring 2014)
Name and Age	Principal Occupation, Business Experience, Directorships and Qualifications
María Luisa Ferré Age 49 Board Member since 2004

President and CEO of Grupo Ferré Rangel since 1999 and of FRG, Inc. since 2001, the holding company for GFR Media, LLC (formerly El Día, Inc.), entity that publishes El Nuevo Día, Primera Hora and Indice, Puerto Rico newspapers. Member of the Board of Directors of GFR Media, LLC since 2003 and Chairwoman since 2006. Publisher of El Nuevo Día and Primera Hora since 2006 and Indice since 2012. President and Trustee of the Luis A. Ferré Foundation since 2003. Trustee and Vice President of the Ferré Rangel Foundation since 1999.

Ms. Ferré is the President and CEO of Grupo Ferré Rangel, a privately owned business and the largest communications and media group in Puerto Rico with consolidated assets of approximately $449 million and annual net revenues of approximately $278 million as of December 31, 2012. Grupo Ferré Rangel also has a real estate division in Puerto Rico and the United States and a distribution company. She holds positions as director and officer of numerous entities related to the Grupo Ferré Rangel and is the Publisher and Chairwoman of the Board of Directors of the entity that publishes Puerto Rico’s most widely read and influential newspaper. As a result of these experiences, Ms. Ferré thoroughly understands the Corporation’s main market and has developed management and oversight skills that allow her to make significant contributions to the Board. She also provides thoughtful insight regarding the communication needs of the Corporation. She serves as director and trustee of philanthropic and charitable organizations related to fine arts and education.

C. Kim Goodwin Age 53 Board Member since 2011

Private investor since 2008. Managing Director and Head of Equities (Global), Asset Management Division of Credit Suisse Group, a major financial services company, from September 2006 to July 2008. Chief Investment Officer — Equities of State Street Research Management, a money management firm from September 2002 to January 2005. Former Director of CheckFree Corporation, a provider of information management and electronic commerce solutions acquired by Fiserv, Inc. in 2007. Director of Akamai Technologies, Inc., a technology and Internet corporation with more than $1.3 billion in annual revenues as of December 31, 2012, since October 2008, and prior to that from January 2004 to November 2006. Trustee Director of various equity funds within the Allianz Global Investors family of funds, since 2010.

Ms. Goodwin’s experience as a senior investment officer at several global financial services firms provides the Board with valuable insight into the perspective of institutional investors. Her analytical skills and understanding of global financial markets are also valuable assets for a financial services firm such as the Corporation. Ms. Goodwin also provides the Corporation with valuable insight in the area of the use of technology by financial firms.

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Proposal 1: Election of Directors

Name and Age	Principal Occupation, Business Experience, Directorships and Qualifications
William J. Teuber Jr. Age 61 Board Member since 2004

Vice Chairman of EMC Corporation since 2006, Executive Vice President since 2001 and Chief Financial Officer from 1997 to 2006. Trustee of the College of the Holy Cross since September 2009.

Mr. Teuber has significant financial and financial reporting expertise, which he acquired as a Partner in Coopers & Lybrand LLP from 1988 to 1995 and then as Chief Financial Officer of EMC Corporation, a world leader in information infrastructure technology and solutions with $21.7 billion in revenues during the year ended December 31, 2012. At EMC he has demonstrated vast management and leadership skills as he led EMC’s worldwide finance operation and was responsible for all of its financial reporting, balance sheet management, foreign exchange, audit, tax and investor relations function. Currently Mr. Teuber assists the Chairman, President and Chief Executive Officer of EMC in the day-to-day management of EMC. Mr. Teuber’s experience with a multinational company provides the Board with a unique global perspective.

MEMBERSHIP IN BOARD COMMITTEES

	Name	Audit	Compensation	Corp. Gov. & Nominating	Risk

Class 1	Alejandro M. Ballester	■		■
Richard L. Carrión
	Carlos A. Unanue	■	■

Class 2	David E. Goel		■		■
	Manuel Morales Jr.*			▲
	José R. Vizcarrondo*				■

Class 3	María Luisa Ferré		▲	■
	C. Kim Goodwin	❒			▲
	William J. Teuber Jr.	▲ ❒	■	■	■

■ Member	▲ Chairman	❒ Financial Expert

* The terms of Messrs. Morales and Vizcarrondo expire on April 30, 2013 as they are not standing for reelection.

COMPENSATION OF DIRECTORS

Under the terms of the compensation package for non-employee directors of the Corporation in effect since July 2004, each non-employee director receives an annual retainer of $20,000, while directors that are elected as chairmen of any Board committee receive an additional $5,000 annual retainer. The retainer may be paid in either cash or restricted stock under the Corporation’s 2004 Omnibus Incentive Plan, at the director’s election. The directors also receive an annual grant of $35,000 payable in the form of restricted stock under the 2004 Omnibus Incentive Plan. These payments represent compensation for the twelve-month period commencing on the date of the annual meeting of stockholders.

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Proposal 1: Election of Directors

In addition, non-employee directors receive $1,000 for each Board or committee meeting attended and the lead director receives an annual $10,000 grant, all payable in either cash or restricted stock under the Corporation’s 2004 Omnibus Incentive Plan at the director’s election. All restricted stock awards are subject to risk of forfeiture and restrictions on transferability until retirement of the director, when the awards become vested. Any dividends paid on the restricted stock during the vesting period are reinvested in shares of Common Stock. During 2012 all members of the Board, except Messrs. Ballester and Goel, elected to receive the annual retainer and meeting fees in restricted stock instead of cash. Separate fees are paid for Board and committee meetings when they occur on the same day.

The Corporate Governance and Nominating Committee has primary responsibility for recommending director compensation levels, subject to approval by the full Board. The role of executive officers in this process is limited to assisting the Corporate Governance and Nominating Committee in gathering information regarding peer institutions. In December 2010, the Corporate Governance and Nominating Committee engaged Pearl Meyer & Partners, a compensation consultant, to perform an analysis of the Corporation’s outside director compensation. Compensation was compared to peer banks of 18 publicly traded companies, similar in asset size to the Corporation. The outside consultant concluded that average director compensation approximates the market median, however, because the Board meets more frequently than its peers, the overall total compensation was below market, primarily as a reflection of lower retainer and meeting fees. At that time, the Board decided that, although director compensation was below market, in light of the current financial results of the Corporation, it would not revise outside director compensation at that time. In January 2012, the Board reviewed the 2010 analysis, and reiterated its decision not to revise director compensation.

The Corporation reimburses directors for travel expenses incurred in connection with attending Board, committee and stockholder meetings, participation in continuing director education programs and for other Corporation-related business expenses (including the travel expenses of spouses if they are specifically invited to attend the event for appropriate business purposes). The following table provides compensation information for the Corporation’s non-employee directors during 2012.

2012 NON-EMPLOYEE DIRECTOR SUMMARY COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(b)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Alejandro M. Ballester	$69,000	$35,000	—	—	—	—	$104,000
María Luisa Ferré	58,000	35,000	—	—	—	—	93,000
David E. Goel	37,333	23,333	—	—	—	—	60,666
C. Kim Goodwin	70,000	35,000	—	—	—	—	105,000
Manuel Morales Jr.	54,000	35,000	—	—	—	—	89,000
William J. Teuber Jr.	87,000	35,000	—	—	—	—	122,000
Carlos A. Unanue	64,000	35,000	—	—	—	—	99,000
José R. Vizcarrondo	56,000	35,000	—	—	—	—	91,000

(a)  Represents the cash value of fees earned by non-employee directors for attending the Corporation’s Board and committee meetings, the annual retainer (pro-rated for a partial year in the case of Mr. Goel who commenced his term as a director in April 2012) and a $10,000 grant in the case of the lead director. During 2012, all members of the Board, except Messrs. Ballester and Goel, elected to receive such compensation in restricted stock instead of cash.

(b)  Represents the payment of an annual grant of $35,000 payable in shares of restricted stock under the Corporation’s 2004 Omnibus Incentive Plan, pro-rated for a partial year in the case of Mr. Goel.

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Proposal 1: Election of Directors

Each non-employee director must own Common Stock with a dollar value equal to five times his or her annual retainer. Non-employee directors are required to achieve that ownership level within three years of being named or elected as a director. Stock that has been pledged or used as collateral for margin lending does not count towards meeting ownership requirements. Each director and nominee for director is currently in compliance with his or her Common Stock ownership requirements.

CORPORATE GOVERNANCE

The Corporation maintains a corporate governance section on its website www.popular.com where investors may find copies of its principal governance documents. The corporate governance section of the Corporation’s website contains, among others, the following documents:

Code of Ethics

Audit Committee Charter

Corporate Governance & Nominating Committee Charter

Corporate Governance Guidelines

Compensation Committee Charter

Excessive or Luxury Expenditures Policy

BOARD OF DIRECTORS’ INDEPENDENCE

The Corporation has a majority of independent directors. The Board has determined that all of its directors and nominees other than Messrs. Carrión and Vizcarrondo, who is not standing for reelection, have no material relationship with the Corporation and are independent under the director independence standards of The Nasdaq Stock Market (“Nasdaq”).

As part of the process to determine Ms. Ferré’s independence, the Board considered payments made by the Corporation in the ordinary course of business to various entities related to Ms. Ferré in connection with advertising activities of the Corporation. In determining Mr. Morales’s independence, the Board considered the Bank’s restructuring of a series of loan relationships with Mr. Morales and an entity controlled by him, as described under the “Other Relationships, Transactions and Events” section of this Proxy Statement.

During 2012, the independent directors met in executive or private sessions without the Corporation’s management after every regularly scheduled Board meeting.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The Corporation does not have a policy on whether the Chairman and Chief Executive Officer (“CEO”) positions should be separate or combined. Since 1994, Mr. Carrión has served as the Corporation’s Chairman and CEO. The Board believes that this leadership structure best serves the interests of the Corporation as it allows for a clearly defined leadership role and for increased efficiency and tighter leadership coordination. It also allows the CEO to work more closely and collegially with the members of the Board to establish the direction of the Corporation. The Board continually evaluates the Corporation’s leadership structure and could in the future decide not to combine the Chairman and CEO positions if it understands that doing so would serve the best interests of the Corporation.

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Corporate Governance

The Corporation’s Corporate Governance Guidelines require the designation of a lead director when the Chairman of the Board is not an independent director. The lead director is an independent director elected annually by a majority of the independent members of the Board. On February 22, 2013, Mr. Teuber was reappointed as the lead director. The Corporate Governance Guidelines provide that the lead director will have the following responsibilities:

•	preside over all meetings of the Board at which the Chairman is not present;

•	preside over executive sessions of the independent directors;

•	act as the liaison between the independent directors and the Chairman of the Board and CEO;

•	have authority to call meetings of independent directors;

•	assist the other independent directors by ensuring that independent directors have adequate opportunities to meet in executive sessions and communicate to the CEO, as appropriate, the results of such sessions and other private discussions among outside directors;

•	assist the Chairman and the remainder of the Board in assuring effective corporate governance in managing the affairs of the Board;

•	serve as the contact person to facilitate communications requested by major stockholders with independent members of the Board;

•	approve, in collaboration with the CEO, meeting agendas and information sent to the Board;

•	approve, in collaboration with the CEO, meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	serve temporarily as Chairman of the Board and the Board’s spokesperson if the Chairman is unable to act;

•	interview Board candidates;

•	recommend to the Corporate Governance and Nominating Committee nominees to Board committees and sub-committees as may come to the lead director’s attention;

•	ensure the Board works as a cohesive team;

•	make such recommendations to the Board as the lead director shall deem appropriate for the retention of consultants who will report to the Board; and

•	retain consultants, with the approval of the Board, as the lead director and the Board deem appropriate.

The Board has a significant role in the risk oversight of the Corporation. The Board has a Risk Management Committee that is responsible for the review, approval and monitoring of the Corporation’s risk management policies that measure, limit and manage the Corporation’s operational and credit risks, while seeking to maintain the effectiveness and efficiency of the operating and business processes. The Committee also participates in the review and approval of the Corporation’s allowance for loan losses on a quarterly basis. In order to carry out its responsibilities, the Risk Management Committee regularly meets with management to assess the major risks of the Corporation, including credit, liquidity, market, strategic and operational risks. The Corporation’s Chief Risk Officer as well as the CEO, Chief Financial Officer and Chief Legal Officer participate in the meetings of the Risk Management Committee and inform the Committee of specific risk analyses, as well as general business risks relating to the environment in which the Corporation operates and the Corporation’s general risk profile. After each meeting, the Risk Management Committee reports to the Board in full. Whenever it is deemed appropriate, management gives presentations to the Board in full in connection with specific risk related issues such as those related to compliance.

The Audit Committee assists the Board in the oversight of accounting and financial reporting principles and policies, internal controls and procedures, and controls over financial reporting. The Audit Committee reviews

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Corporate Governance

reports from management, independent auditors, internal auditors, compliance, legal counsel, regulators and outside experts, as considered appropriate, that include risks the Corporation faces and the Corporation’s risk management function. Internal Audit presents to the Audit Committee for evaluation and approval its annual risk assessment, which identifies the areas to be included in the annual audit plan. In connection with the oversight of internal controls over financial reporting, management keeps the Audit Committee informed of any notable deficiencies and material weaknesses. Any significant deficiencies and material weaknesses are reported to the full Board. The Audit Committee meets periodically with management to discuss risk related matters. After each meeting, the Audit Committee reports to the Board in full.

The Corporation encourages directors to participate in continuing director education programs. To assist the Board in remaining current with its board duties, committee responsibilities and the many important developments impacting our business, the Corporation participates in the NYSE-Corporate Board Member Board Education Program. This program offers our directors access to a wide range of in-person, peer-based and webinar educational programs on corporate governance, committee duties, board leadership and industry developments.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Any stockholder who desires to contact the Board or any of its members may do so by writing to: Popular, Inc., Board of Directors (751), P.O. Box 362708, San Juan, PR 00936-2708. Alternatively, a stockholder may contact the Corporation’s Audit Committee or any of its members telephonically by calling the toll-free number (866) 737-6813 or electronically through www.popular.com/ethicspoint-en. Communications received by the Audit Committee that are not related to accounting or auditing matters, may in its discretion be forwarded by the Audit Committee or any of its members, to other committees of the Board or the Corporation’s management for review.

STANDING COMMITTEES

The Board has standing Audit, Risk Management, Compensation and Corporate Governance and Nominating committees, all of which operate under written charters.

Audit Committee

The Audit Committee consists of three or more members of the Board. The members of the Audit Committee each have been determined by the Board to be independent as required by the director independence rules of Nasdaq. The Audit Committee held 12 meetings during 2012. Earnings releases, Form 10-K and Form 10-Q filings were discussed in eight of such meetings.

The Audit Committee’s primary purpose is to assist the Board in its oversight of the accounting and financial reporting processes of the Corporation. The Audit Committee operates pursuant to a charter that was last amended and restated by the Board on December 19, 2012.

Audit Committee Financial Experts

The Board has determined that Mr. Teuber and Ms. Goodwin are the financial experts, as defined by Item 407(d)(5) of Regulation S-K, and are independent within the meaning of the director independence rules of Nasdaq. For a brief description of Mr. Teuber’s and Ms. Goodwin’s relevant experience, please refer to the “Nominees for Election as Directors and other Directors” section.

Risk Management Committee

The Risk Management Committee consists of three or more members of the Board. The Risk Management Committee held 13 meetings during 2012. The purpose of the Risk Management Committee is to assist the

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Corporate Governance

Board in the monitoring of policies and procedures that measure, limit and manage the Corporation’s operational and credit risks, while seeking to maintain the effectiveness and efficiency of the operating and businesses processes. It also assists the Board in the review and approval of the Corporation’s risk management policies and processes.

Compensation Committee

The Compensation Committee consists of at least three members of the Board, each of whom the Board has determined has no material relationship with the Corporation and each of whom is otherwise independent under the Nasdaq’s director independence rules. The Compensation Committee held five meetings during 2012.

The Compensation Committee acts pursuant to a written charter that was most recently amended on February 22, 2013. Under its charter, the Compensation Committee:

•	in consultation with senior management, establishes the Corporation’s general compensation philosophy, and oversees the development and implementation of executive compensation programs and related policies, as well as the review and approval of the overall goal and purpose of the Corporation’s incentive compensation program;

•	reviews and approves the corporate goals and objectives related to the CEO’s compensation, conducts the CEO’s annual performance review, and establishes the CEO’s compensation based on the annual performance review;

•	reviews annually with the CEO the performance of other NEOs;

•	reviews and approves compensation programs and awards applicable to NEOs and members of the Corporation’s Senior Management Team, as well as the compensation structure for all other executives;

•	reviews with the CEO plans for executive officer development and succession;

•	recommends to the Board cash and equity-based plans, retirement plans, deferred compensation plans and welfare benefit plans;

•	oversees, in consultation with management, compliance with federal, state and local laws and regulations as they affect compensation matters;

•	reviews and approves, subject to any legal limitations, any severance or similar termination payments proposed to be made to any current or former executive officer of the Corporation;

•	in accordance with Emergency Economic Stabilization Act of 2008 requirements, at least every six months evaluates and reviews with the Chief Risk Officer the compensation plans for the Senior Executive Officers (as defined in the “Compensation and Discussion Analysis” section of this Proxy Statement) and other employees in light of the risks they may pose to the Corporation;

•	takes necessary actions to limit any risks identified as a result of the risk-related reviews;

•	reviews and discusses with management the Corporation’s Compensation Discussion and Analysis, and produces an annual report on executive compensation for inclusion in the Corporation’s Proxy Statement; and

•	evaluates and reports annually to the Board on the Compensation Committee’s own performance.

The Compensation Committee Charter provides that when appropriate and as permitted under applicable law, the Committee may delegate all or a portion of its duties and responsibilities to a subcommittee comprised of one or more members of the Committee, the Board or members of management.

Please refer to the “Compensation Discussion and Analysis” section for a description of the Corporation’s processes and procedures for the consideration and determination of executive compensation.

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Corporate Governance

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is or has been an officer or employee of the Corporation. No NEO of the Corporation served on any board of directors’ compensation committee of any other company for which any of the directors of the Corporation served as NEO at any time during 2012. Other than disclosed in the “Other Relationships, Transactions and Events” section, none of the members of the Compensation Committee had any relationship with the Corporation requiring disclosure under Item 404 of the SEC’s Regulation S-K.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of three or more members of the Board, each of whom the Board has determined has no material relationship with the Corporation and each of whom is otherwise independent under Nasdaq’s director independence rules. The Corporate Governance and Nominating Committee held five meetings during 2012.

The Corporate Governance and Nominating Committee acts pursuant to a written charter that was most recently amended on January 17, 2013. The purpose of the Corporate Governance and Nominating Committee is as follows:

•	identify and recommend individuals to the Board for nomination as members of the Board and its committees;

•	identify and recommend individuals to the Board for nomination as CEO of the Corporation;

•	identify and recommend individuals to the Board for nomination as Chairman of the Corporation;

•	promote the effective functioning of the Board and its committees; and

•	develop and recommend to the Board a set of corporate governance principles applicable to the Corporation.

NOMINATION OF DIRECTORS

The Corporate Governance and Nominating Committee Charter does not include specific qualities or skills that a person must possess to be nominated as a director. The charter provides that, in nominating candidates, the Committee will take into consideration such factors as it deems appropriate which may include judgment, skill, diversity, experience with business and other organizations, the interplay of the candidate’s experience with experience of the Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

Under the Corporation’s Corporate Governance Guidelines, the Board should, based on the recommendations of the Corporate Governance and Nominating Committee, select new nominees for the position of independent director considering the following criteria:

•	personal qualities and characteristics, accomplishments and reputation in the business community;

•	current knowledge and contacts in the communities in which the Corporation does business and in the Corporation’s industry or other industries relevant to the Corporation’s business;

•	ability and willingness to commit adequate time to Board and committee matters;

•	the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Corporation; and

•	diversity of viewpoints, background, experience and other demographic factors.

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Corporate Governance

In practice, the Board has determined that for a community based financial institution such as the Corporation it is more important to look for candidates with board management experience than for persons with a specific skill set.

The Corporate Governance and Nominating Committee does not have a specific diversity policy with respect to the director nomination process. Rather, the Committee considers diversity in the broader sense of how a candidate’s viewpoints, experience, skills, background and other demographics could assist the Board in light of the Board’s composition at the time.

The Corporate Governance and Nominating Committee will consider nominees recommended by stockholders. Generally, nominees are recommended by the Chairman of the Board, President and CEO or existing directors. There are no differences in the manner in which the Corporate Governance and Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder. Mr. Bacardí was nominated by the Chairman of the Board, President and CEO. There were no nominees for director recommended by stockholders for consideration by the Corporate Governance and Nominating Committee for election at the Meeting.

Stockholders who wish to submit nominees for director for consideration by the Corporate Governance and Nominating Committee for election at the Corporation’s 2014 annual meeting of stockholders may do so by submitting in writing advance notice to the Corporation of such nominations not more than 180 days nor less than 90 days in advance of the anniversary date of the preceding year’s annual meeting. In the case of a special meeting or in the event that the date of the annual meeting is more than 30 days before or after such anniversary date, notice by the stockholder must be delivered not earlier than the 15th day following the day on which notice is mailed, or a public announcement is first made by the Corporation of the date of such meeting. Under the Corporation’s Amended and Restated By-Laws, stockholder’s nomination must be accompanied by certain information, including the nominees’ names and a brief description of the nominees’ judgment, skills, diversity and experience with businesses and other organizations. Such information must be addressed to the Secretary of the Board of Directors (751) at Popular, Inc., 209 Muñoz Rivera Avenue, San Juan, Puerto Rico, 00918.

CODE OF ETHICS

The Board has adopted a Code of Ethics (the “Code”) to be followed by the Corporation’s employees, officers (including the CEO, Chief Financial Officer and Corporate Comptroller) and directors to achieve conduct that reflects the Corporation’s ethical principles. Certain portions of the Code deal with activities of directors, particularly with respect to transactions in the securities of the Corporation and potential conflicts of interest. Directors, NEOs, executive officers and employees are required to be familiar with and comply with the Code. The Code provides that any waivers for NEOs, executive officers, or directors may be made only by the independent members of the Board and must be promptly disclosed to the stockholders. During 2012, the Corporation did not receive nor grant any request from directors, NEOs or executive officers for waivers under the provisions of the Code. The Code was last revised on September 28, 2012 and is available on the Corporate Governance section of the Corporation’s website, www.popular.com. The Corporation will post on its website any amendments to the Code or any waivers to the CEO, Chief Financial Officer, Corporate Comptroller or directors.

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EXECUTIVE OFFICERS

The following information sets forth the names of the executive officers of the Corporation, their age, business experience and directorships during the past five years, as well as the period during which each such person has served as executive officer of the Corporation.

Richard L. Carrión Age 60	Chairman of the Board since 1993. CEO of the Corporation since 1994 and President from 1991 to January 2009 and since May 2010. For additional information, please refer to the “Nominees for Election as Directors and other Directors” section of this Proxy Statement.

Carlos J. Vázquez Age 54	Chief Financial Officer of the Corporation since March 2013. President of Banco Popular North America from September 2010. Executive Vice President of the Corporation since February 2010 and from 1997 to April 2004. Senior Executive Vice President of the Bank since 2004. Supervisor in charge of Individual Credit Operations in Puerto Rico and Individual Banking in the United States from January 2009 to September 2010. Director of the Bank and of Banco Popular North America since October 2010. Director of Popular Securities, Inc. and other indirect wholly owned subsidiaries of the Corporation. Vice Chairman of the Board of Directors of Banco Popular Foundation since November 2010.

Ignacio Alvarez Age 54	Executive Vice President and Chief Legal Officer of the Corporation since June 2010. Partner of Pietrantoni Méndez & Alvarez LLC, a San Juan, Puerto Rico based law firm, from September 1992 to June 2010. Member of the Board of Regents of Georgetown University since October 2008. Director of Latino Justice PRLDEF since 2012.

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Executive Officers

Eli S. Sepúlveda Age 50	Executive Vice President of the Corporation since February 2010 and of the Bank since December 2009. Supervisor in charge of the Commercial Credit Group in Puerto Rico since January 2010. Senior Vice President in charge of the Commercial Credit Division of the Bank from June 2008 to December 2009. President of Popular Auto, Inc., an indirect subsidiary of the Corporation, from 2004 to 2008.

Juan O. Guerrero Age 53	Executive Vice President of the Bank in charge of the Financial and Insurance Services Group since 2004. Director of Popular Securities, Inc. since 1995, Popular Insurance, Inc. since 2004 and of other subsidiaries of the Corporation. Director of the Popular Family of Funds since 2001 and PRITFF Family of Funds from 1999 to 2010. Senior Vice President of the Bank from 1990 to 2004. Director of SER de Puerto Rico since December 2010. Member of the Board of Directors of Puerto Rico Baseball Academy and High School since September 2012.

Ileana Gonzalez Age 56	Executive Vice President of the Bank in charge of the Commercial Credit Administration Group since March 2012. Corporate Comptroller and Senior Vice President from March 2004 to March 2012. Member of the Board of Nuestra Escuela since 2011.

Gilberto Monzón Age 53	Executive Vice President of the Bank in charge of the Individual Credit Group since October 2010. Executive Vice President of Popular Mortgage from July 1998 to October 2010 in charge of mortgage origination and servicing. Member of the Board of Directors of Mortgage Bankers Association since 1997 and of the San Jorge Children’s Hospital Professional Board since 2011.

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Executive Officers

Eduardo J. Negrón Age 48	Executive Vice President of the Corporation since 2008. Supervisor in charge of the Administration Group since December 2010, of the People Group from 2009 to 2010 and of the Corporate People and Communications Group from 2008 to 2009. Senior Vice President, Deputy Chief Legal Officer and Director of Government Affairs from 2005 to 2008. Member of the Board of Trustees and Treasurer of Fundación Banco Popular and of the Banco Popular Foundation since 2008. Director of the Fundación Luis Muñoz Marín since 2005. Director of Fundación Angel Ramos since April 2012.

Néstor Obie Rivera Age 66	Executive Vice President of the Bank in charge of the Retail Banking and Operations Group since April 2004. Senior Vice President of the Bank in charge of the Retail Banking Division from 1988 to 2004.

Lidio V. Soriano Age 44	Executive Vice President and Chief Risk Officer of the Corporation since August 2011. Independent consultant from May 2010 to July 2011. Chief Financial Officer and Senior Financial Officer of W Holding, Inc. and Westernbank Puerto Rico from October 2008 to April 2010. Executive Vice President and head of Retail Banking and Mortgage Divisions of Oriental Financial Group Inc. from October 2007 to October 2008.

FAMILY RELATIONSHIPS

Mr. Carrión, Chairman of the Board, President and CEO of the Corporation, is the uncle of Mr. Vizcarrondo, a director of the Corporation. Mr. Vizcarrondo’s term ends on April 30, 2013, and he is not standing for reelection.

OTHER RELATIONSHIPS, TRANSACTIONS AND EVENTS

Our Audit Committee has adopted Procedural Guidelines with Respect to Related Person Transactions (the “Related Person Transaction Guidelines”) to identify and evaluate potential conflicts of interest, independence factors and disclosure obligations arising out of financial transactions, arrangements and relationships between the Company and its related persons. Pursuant to the Related Person Transaction Guidelines, the Corporation’s

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Other Relationships, Transactions and Events

policy is to enter into or ratify related person transactions only when the Board of Directors, acting through the Audit Committee, determines that the related person transaction in question is in, or is not inconsistent with, the best interest of the Corporation and its stockholders.

When the Corporation or any of its subsidiaries intends to enter into a related person transaction, a Related Person Transaction Request Form is submitted to the Audit Committee for review. Such form contains, among other things, an explanation of the proposed transaction, its benefits to the Corporation and an assessment of whether the proposed related person transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally. In the event the Corporation becomes aware of a related person transaction that has not been approved following the Related Person Transaction Guidelines, the Audit Committee considers all relevant facts and circumstances regarding the related person transaction and evaluates all options available to the Corporation including ratification, revision or termination. The Audit Committee also examines the facts and circumstances pertaining to the failure of reporting such related person transaction to the Committee, as required by the Related Person Transaction Guidelines, and may take such action it deems appropriate. The Guidelines contain a list of categories of transactions involving related persons, including loans made in the ordinary course of business, which are pre-approved under the Guidelines and do not need to be brought to the Audit Committee for pre-approval.

During 2012, the Corporation engaged, in the ordinary course of business, the legal services of the law firm McConnell Valdés LLC, of which Mr. Samuel T. Céspedes, Secretary of the Board of Directors of the Corporation and the Bank, is a Senior Counsel. The fees paid to McConnell Valdés LLC for fiscal year 2012 amounted to approximately $1,810,000. During 2012 the Corporation engaged, in the ordinary course of business, the legal services of the law firm Reichard & Escalera, of which Héctor Reichard, father-in-law of Eduardo J. Negrón, Executive Vice President of the Corporation, is a Partner. The fees paid to Reichard & Escalera for the fiscal year 2012 amounted to approximately $135,000. The engagement of the aforementioned law firms was approved by the Audit Committee, as required by the Related Person Transaction Guidelines.

In 2012, the Corporation and its subsidiaries contributed approximately $505,000 to Fundación Banco Popular, Inc. (the “Fundación”) in connection with the matching of employee contributions. The Corporation also contributed $100,000 from the proceeds of the Bank’s Christmas Special. The Fundación is a Puerto Rico not-for-profit corporation created to improve quality of life in Puerto Rico. As the Bank’s philanthropic arm, it provides a scholarship fund for employees’ children and supports education and community development projects. Richard L. Carrión (Chairman, President and CEO of the Corporation), Manuel Morales Jr. (director of the Corporation), Eduardo J. Negrón (Executive Vice President of the Corporation) and Alfonso Ballester (a former director of the Corporation and father of Alejandro M. Ballester, a current director of the Corporation) are members of the Fundación’s Board of Trustees. The Board of Directors of the Bank appoints six of the ten members of the Board of Trustees. The remaining four trustees are appointed by the Fundación. The Corporation provides significant human and operational resources to support the activities of the Fundación. The Bank and the Puerto Rico employees of the Corporation (through voluntary personal donations) are the main source of funds of the Fundación.

During 2004, the Banco Popular Foundation, Inc. (“Banco Popular Foundation”), an Illinois not-for-profit corporation, was created to strengthen the social and economic well-being of the communities served by Banco Popular North America. The Banco Popular Foundation is Banco Popular North America’s philanthropic arm and provides support to charitable organizations for community development and education. During 2012, Banco Popular North America made a contribution to the Banco Popular Foundation of approximately $52,000 in connection with the matching of employee contributions. Richard L. Carrión (Chairman, President and CEO of the Corporation), Carlos J. Vázquez (Chief Financial Officer of the Corporation) and Eduardo J. Negrón (Executive Vice President of the Corporation) are members of the Board of Directors of the Banco Popular Foundation. Banco Popular North America provides significant human and operational resources to support the activities of the Banco Popular Foundation.

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Other Relationships, Transactions and Events

In August 2009, the Bank sold part of the real estate assets and related construction permits of a residential construction project, which had been received from a Bank commercial customer as part of a workout agreement, to TP Two, LLC for $13.5 million. TP Two, LLC is controlled by José R. Vizcarrondo, a director of the Corporation and a nephew of the Corporation’s Chairman, President and CEO, and Mr. Julio Vizcarrondo Jr., the brother-in-law of the Chairman, President and CEO of the Corporation, and the father of Mr. José R. Vizcarrondo. The Bank received two offers for the project, and TP Two, LLC offered the higher amount. The sales price represented the value of the real estate according to an appraisal report. This transaction was approved by the Audit Committee, as required by the Related Person Transaction Guidelines.

The Bank provided a loan facility to finance the acquisition and completion of the residential construction project. The facility consisted of a term loan in the amount of $10 million and a revolving line of credit that could not exceed $13 million at any time outstanding. The facility had a fixed interest rate of 4.5%. The loan was collateralized by the real estate acquired and neither Mr. José R. Vizcarrondo nor Mr. Julio Vizcarrondo Jr. was personally liable for the loan. The loans were placed in non-accrual status on September 30, 2010. At December 31, 2010, the Bank had recognized a loss of $11.9 million out of an outstanding principal balance of $15.7 million of the loan facilities made to the borrower. During 2011 and 2012, the Bank made advances on the loan facilities amounting to $4.3 million and $914,000, respectively, and received principal payments amounting to $2.1 million and $822,000, respectively.

On September 28, 2012, the loans were sold by the Bank to an unaffiliated third party for $6.6 million. The outstanding unpaid principal balance of the loans on the date of sale was $17.8 million and its carrying value was $6.4 million. The sale was made on terms and conditions similar to the sale of other non-performing loans previously sold by the Bank to unaffiliated parties and was approved by the Audit Committee pursuant to the Related Person Transaction Guidelines.

As of December 31, 2012, Desarrollos Metropolitanos, an entity controlled by Mr. José R. Vizcarrondo and his father, Mr. Julio Vizcarrondo Jr., had a $2.5 million commercial line of credit with the Bank. The facility bore a floating rate equal to the prime rate plus 2% subject to a minimum rate of 6% and was scheduled to mature in March 2013. As of December 31, 2012, $2.2 million was outstanding under the line of credit. The facility was secured by a combination of securities and real estate property. The line of credit was repaid in its entirety and cancelled in January 2013.

Mr. Manuel Morales Jr., a director of the Corporation, has a series of loan relationships with the Bank. These facilities were restructured in March 2012. The first facility consisted of a personal line of credit in the amount of $800,000, of which $747,162 was outstanding at the time of the restructuring. The credit facility was converted from a one-year renewable line of credit to a three-year term loan. Principal repayments on the new term loan are based on a ten-year amortization schedule with a fixed balloon payment on the maturity date. The term loan bears a fixed interest rate of 6%, while the interest rate previously applicable to the line of credit was a floating rate equal to the prime rate plus 2% subject to a minimum rate of 5%. The outstanding balance of the loan as of December 31, 2012 was $705,899, and $43,263 and $47,241 were paid during 2012 in principal and interest, respectively.

Entities controlled by Mr. Morales also had two lines of credit with the Bank aggregating $1.0 million. The facilities were divided between an $800,000 revolving line of credit and a $200,000 non-revolving line of credit, of which $759,000 and $24,896 were outstanding, respectively, at the time of the restructuring. As part of the restructuring, the revolving line of credit facility was reduced to $300,000 and the remaining balances were repaid from the proceeds of a new $484,000 three-year term loan. The interest rate on the revolving line of credit was changed and is equal to the prime rate plus 2% subject to a minimum rate of 6%. The principal repayments on the term loan are based on a ten-year amortization schedule with a fixed balloon payment on the maturity date. The term loan bears interest at a fixed rate equal to 6%. While Mr. Morales and the entities controlled by him were current on their payment obligations to the Bank, the new credit facilities were classified as troubled debt restructurings because the ten-year amortization schedules for the term loans could

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Other Relationships, Transactions and Events

be viewed as an accommodation to a borrower to ensure continued compliance with its obligations. In June 2012, the $300,000 line of credit was repaid in its entirety and cancelled. The outstanding balance of the three-year term loan as of December 31, 2012 was $456,914 and $27,085 and $21,469 were paid during 2012 in principal and interest, respectively.

In October 2007, a corporation in which a brother of Mr. José R. Vizcarrondo owns a 50% equity interest, obtained a $3.9 million loan from the Bank to acquire a parcel of property on which it intended to develop a residential project in San Juan, Puerto Rico. Mr. Vizcarrondo’s brother and sister-in-law personally guaranteed the loan. The borrower also obtained a $250,000 unsecured line of credit from the Bank. The loan was made in the ordinary course of business, on substantially the same terms, including interest rate and collateral, as those prevailing for comparable loan transactions with third parties at that time. The project was stalled by a series of legal challenges from neighbors who opposed the construction and, as a result of the protracted litigation, went into default in January 2009. The Bank commenced foreclosure and collection proceedings against both the borrower and the guarantors in April 2010. Those foreclosure and collection proceedings are ongoing. As of December 31, 2012, the loan was classified as held for sale. The loan is not accruing interest. As of December 31, 2012, the carrying value of the loan amounted to $2,017,000.

In June 2006, a brother-in-law of Mr. Carlos A. Unanue, a director of the Corporation, obtained a $828,000 mortgage loan from Popular Mortgage, Inc., then a subsidiary of the Bank (“Popular Mortgage”), secured by a residential property. The loan was a fully amortizing 30-year loan with a fixed annual rate of 7%. Mr. Unanue was not a director of the Corporation at the time the loan was made. The loan was made in the ordinary course of business, on substantially the same terms, including interest rate and collateral, as those prevailing for comparable loan transactions with third parties at that time. The borrower became delinquent on his payments commencing in July 2010 and after exhausting various collection and loss mitigation efforts the Bank commenced foreclosure procedures in November 2010. As of December 31, 2011, the Corporation had recorded a loss of approximately $65,000 on this loan. In March 2012, the loan was restructured under the terms of Popular’s loan modification program. The restructured loan is a 40-year loan with a fixed annual rate of 2.5% during the first 5 years, increasing 1% each year thereafter up to a rate of 6.75%. While the principal amount of the restructured loan subject to interest payment is $750,321, the borrower also agreed to repay an additional amount of $158,100 upon cancellation of the restructured loan. The total payments to be made by borrower represent the entirety of the amount owed prior to restructuring the loan, including accrued interest. The client is current on his payment obligations under the restructured loan. Payments of $5,495 and $9,350 were made during 2012 in connection with principal and interest, respectively, and as of December 31, 2012 the outstanding balance of the loan was $902,925.

In March 2012, the Bank also entered into an agreement with Mr. Unanue’s brother-in-law to pay $97,000 of the approximately $139,000 in credit card and personal loan debt (including accrued interest) owed by him. These loans were made in the ordinary course of business prior to the date that Mr. Unanue joined the Board. The borrower has agreed to make monthly payments of $538.00 until the amount is paid in full. The client is current on his payment obligations under the agreement. During 2012 the borrower paid the amount of $4,304 and the outstanding debt balance as of December 31, 2012 was $92,696.

In November 2007, a brother-in-law and sister of Mr. Carrión, Chairman, President and CEO of the Corporation, obtained a $1.35 million mortgage loan from Popular Mortgage, secured by a residential property. The loan was a fully amortizing 30-year loan with a fixed annual rate of 7%. The loan was made in the ordinary course of business, on substantially the same terms, including interest rate and collateral, as those prevailing for comparable loan transactions with third parties at that time. The borrowers became delinquent on their payments commencing in September 2009 and after exhausting various collection and loss mitigation efforts the Bank commenced foreclosure procedures in October 2011. Those foreclosure and collection proceedings are ongoing. The balance due on the loan as of December 31, 2012, including accumulated interest, was approximately $1.67 million. As of December 31, 2012, the Corporation had recorded a loss of approximately $500,000 on this loan.

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Other Relationships, Transactions and Events

The Bank has had other loan transactions with the Corporation’s directors and officers, and with their associates, and proposes to continue such transactions in the ordinary course of its business, on substantially the same terms, including interest rates and collateral, as those prevailing for comparable loan transactions with third parties. Except as discussed above, the extensions of credit have not involved and do not currently involve more than normal risks of collection or present other unfavorable features.

PROPOSAL 2:  ADVISORY VOTE TO APPROVE THE CORPORATION’S

EXECUTIVE COMPENSATION PROGRAM

In February 2009, Congress enacted the American Recovery and Reinvestment Act of 2009 (the “ARRA”). The ARRA imposes a number of requirements on financial institutions, such as the Corporation, that received an investment under the Capital Purchase Program of the United States Treasury’s Troubled Asset Relief Program (“TARP”). One of the requirements is that at each annual meeting of stockholders during the period in which any obligation arising from TARP financial assistance remains outstanding, TARP recipients must allow a separate, nonbinding “say on pay” stockholder vote to approve the compensation of executives. Such vote is also required pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and recent regulations issued by the SEC.

The Corporation’s overall executive compensation policies and procedures are described in the Compensation Discussion and Analysis and the tabular disclosure regarding NEO compensation (together with the accompanying narrative disclosure) in this Proxy Statement. These compensation policies and procedures promote a performance-based culture by providing for higher pay for superior performance, and align the interests of stockholders and executives by linking a substantial portion of compensation to the Corporation’s long term performance, without encouraging executives to take unnecessary or excessive risks.

These policies and procedures are also designed to attract and retain highly-talented executives who are critical to the successful implementation of the Corporation’s strategic business plan. The Corporation views this compensation program, as described in the Compensation Discussion and Analysis of this Proxy Statement, as consistent with the goal of building long-term value for stockholders.

The Compensation Committee, which is comprised entirely of independent directors under Nasdaq’s director independence rules, oversees our executive compensation program and monitors our policies so they continue to emphasize pay-for-performance and incentive programs that reward executives for results that are consistent with stockholder interests.

This proposal gives you as a stockholder the opportunity to endorse or not endorse the Corporation’s executive pay policies and procedures through the following resolution:

“RESOLVED, that the stockholders approve the overall executive compensation policies and procedures employed by the Corporation, as described in the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement.”

Because your vote is advisory, it will not be binding upon the Board and may not be construed as overruling any decision by the Board. However, the Compensation Committee may take into account the outcome of the vote when considering future executive compensation arrangements.

The Board recommends a vote “FOR” the approval of the compensation policies and procedures employed by the Corporation as described in this Proxy Statement.

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PROPOSAL 3:  APPROVAL AND ADOPTION OF AMENDMENTS TO 2004 OMNIBUS INCENTIVE PLAN

In April 2004, our shareholders adopted the Popular, Inc. 2004 Omnibus Incentive Plan (the “2004 Omnibus Incentive Plan”). The 2004 Omnibus Incentive Plan provides for equity-based compensation incentives through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalents, as well as cash and equity-based performance awards.

In March 2013, our Board, based on the recommendation of our Compensation Committee, determined that it is in the best interests of the Corporation to amend the 2004 Omnibus Incentive Plan, subject to stockholder approval, to authorize several amendments to the 2004 Omnibus Incentive Plan. Accordingly, we are seeking approval of an amendment (the “Amendment”) to the 2004 Omnibus Incentive Plan:

•	to increase the maximum total number of shares of common stock that we may issue by 2,500,000 from 1,000,000 to 3,500,000 shares;

•	to revise clause (ii) of the definition of a “change of control” so that it is triggered by the consummation of a consolidation, merger, sale, lease, exchange or other transfer, rather than by the approval by the shareholders of the Corporation of any such transaction;

•	to prohibit the grant of Dividend Equivalents on Options and SARs (each as defined below);

•	to revise Section 5.3 to provide that any shares of Common Stock tendered to exercise outstanding Options and any shares of Common Stock tendered or withheld for taxes on Awards will not be available again for grants of Awards under the 2004 Omnibus Incentive Plan;

•	to extend the prohibition on repricing of Options in Section 6.2 to SARs and to prohibit the repurchase of Options and SARs for cash or other consideration;

•	to extend the period during which ISO and QSOs (each as defined below) may be granted until the tenth anniversary of the shareholders’ approval of the Amendment and to impose certain limits relating to the issuance of ISOs and QSOs;

•	to revise Article X to remove the single-trigger change of control Award acceleration provisions and impose a double-trigger —both a change of control and termination of employment must occur— for accelerated vesting of Awards in the event of a change of control; and

•	to subject future Awards under the 2004 Omnibus Incentive Plan to the Corporation’s clawback policy.

The full text of the proposed form of Amendment to the 2004 Omnibus Incentive Plan is included as Annex A to this Proxy Statement. The Amendment will not become effective unless approved by our stockholders.

The following table illustrates the impact of the Amendment on the number of shares available for future awards under the 2004 Omnibus Incentive Plan, as of February 25, 2013:

Shares Originally Authorized for Issuance Under the 2004 Omnibus Incentive Plan	Remaining Shares Available	Remaining Shares Available After Approval of Amendment
1,000,000(1)	23,382(1)	2,523,382

(1) Adjusted to reflect a two-for-one stock split in the form of a stock dividend effected on July 8, 2008 and a one-for-10 reverse split effected on May 29, 2012.

The purpose of the increase in authorized shares is to secure sufficient shares to fund expected awards under our compensation programs for executives and non-employee directors. We estimate that the additional shares requested will give us the flexibility to make equity grants for the next four years. Our compensation policies

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PROPOSAL 3:  Approval and Adoption of Amendments to 2004 Omnibus Incentive Plan

and practices are reviewed regularly by our Compensation Committee and Board, and may change over time based on a variety of factors, including the market value of our stock and best compensation practices as they develop from time to time.

The purpose of the other amendments is to reflect recent changes in best practices related to equity compensation plans.

As described in this Proxy Statement the Corporation’s ability to pay certain performance incentives is limited as a result of its participation in the CPP. Specifically, the restrictions prohibit the payment of bonuses, retention awards and incentive compensation, other than limited amounts of long-term restricted stock. As a result, while under the CPP, we continue to balance our desire to align pay and performance within these guidelines. Please refer to the “Compensation Discussion and Analysis” section of this Proxy Statement for additional information about our executive compensation program.

DESCRIPTION OF THE 2004 OMNIBUS INCENTIVE PLAN

The following is a description of the material features of the 2004 Omnibus Incentive Plan. Where indicated, the description below reflects the approval of the Amendment. The full text of the 2004 Omnibus Incentive Plan can be found by reference to Exhibit 10.21 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004. Capitalized terms used in this description, but not otherwise defined, have the meaning given to them in the 2004 Omnibus Incentive Plan.

The purpose of the 2004 Omnibus Incentive Plan is to provide flexibility to the Corporation and its affiliates to attract, retain and motivate our officers, executives and other key employees through the grant of awards and to adjust the Corporation’s compensation practices to certain best compensation practice and corporate governance trends as they develop from time to time. The 2004 Omnibus Incentive Plan is further intended to help retain and align the interests of the non-employee directors of the Corporation and its affiliates with the Corporation’s shareholders. Awards under the 2004 Omnibus Incentive Plan (each, an “Award”) are intended to be based upon the recipient’s individual performance, level of responsibility and potential to make significant contributions to the Corporation. Generally, the 2004 Omnibus Incentive Plan will terminate as of (a) the date when no more shares of Common Stock are available for issuance under the 2004 Omnibus Incentive Plan, or, if earlier, (b) the date the 2004 Omnibus Incentive Plan is terminated by the Board.

ADMINISTRATION

The Compensation Committee of the Board, or such other committee as the Board may designate, is responsible for the administration the 2004 Omnibus Incentive Plan. The Compensation Committee consists of at least three members of the Board, each of whom must be a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “U.S. Code”) and otherwise independent under Nasdaq’s director independence rules.

The Compensation Committee has full authority to interpret and administer the 2004 Omnibus Incentive Plan in order to carry out its provisions and purposes. The Compensation Committee has the authority to determine those persons eligible to receive Awards and to establish the terms and conditions of any Awards. The Compensation Committee may delegate, subject to such terms or conditions or guidelines as it may determine, to any employee or group of employees any portion of its authority and powers with respect to Awards to officers of the Corporation or any subsidiary who are not subject to the reporting requirements under Section 16(a) of the Exchange Act (“Executive Officers”). Only the Compensation Committee or the Board may exercise authority in respect of Awards granted to Executive Officers.

The Compensation Committee may condition the grant of any Award on entering into a written agreement containing covenants not to compete, not to solicit the Corporation’s employees and customers and not to disclose confidential information.

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PROPOSAL 3:  Approval and Adoption of Amendments to 2004 Omnibus Incentive Plan

ELIGIBILITY

Awards may be made to any individual who is an employee (including each officer) of the Corporation or any affiliate and to any nonemployee director of the Corporation or an affiliate.

TYPES OF AWARDS

The 2004 Omnibus Incentive Plan provides for grants of incentive stock options (“ISOs”) qualifying for special tax treatment under U.S. Code Section 422, qualified stock options (“QSOs”) qualifying for special tax treatment under Section 1040.08 of the Puerto Rico Internal Revenue Code of 2011, as amended (the “Puerto Rico Code”), nonstatutory stock options (“Nonstatutory Options,” and together with ISOs and QSOs, “Options”), stock appreciation rights (“SARs”), restricted stock units (“Restricted Units”), restricted stock (“Restricted Stock”), dividend equivalents (“Dividend Equivalents”), long-term performance units (“Long-Term Performance Units”), performance shares (“Performance Shares”) and annual incentive awards (“Annual Incentive Awards”), whether granted singly, in combination or in tandem, pursuant to which Common Stock or cash may be delivered to the Award recipient.

SHARES SUBJECT TO THE 2004 OMNIBUS INCENTIVE PLAN; OTHER LIMITATIONS OF AWARDS

If the Amendment is adopted, the maximum number of shares of Common Stock issuable under the 2004 Omnibus Incentive Plan will be 3,500,000. Following the Amendment, the maximum aggregate number of shares that may be issued under the plan for ISOs is 3,500,000 and the maximum number of shares that may be issued under the plan for Options and/or SARs during any calendar year to a participant may not exceed 500,000. To the extent that any shares of Common Stock subject to an Award are not issued because the Award expires without having been exercised, is cancelled, terminated, forfeited or is settled without issuance of Common Stock (including, but not limited to, shares issued in connection with a Restricted Stock or Restricted Unit Award that are subsequently forfeited), such shares will be available again for grants of Awards under the 2004 Omnibus Incentive Plan. If the Amendment is adopted, shares tendered to exercise outstanding Options or shares tendered or withheld for taxes on Awards will not be available again for grants under the 2004 Omnibus Incentive Plan. The shares to be delivered under the 2004 Omnibus Incentive Plan may consist, in whole or in part, of Common Stock purchased by the Corporation for the purpose of such Awards, treasury Common Stock or authorized but unissued Common Stock not reserved for any other purpose.

The 2004 Omnibus Incentive Plan has limits that apply to individual and aggregate Awards, designed in part to comply with the requirements of U.S. Code Section 162(m) governing the deductibility of compensation paid to executive officers of a publicly-traded company. In order to satisfy these requirements, shareholders must approve the material terms of the performance goals under which “performance-based compemsation” is paid, including approving the employees eligible to receive compensation, the description of the business criteria on which the performance goal is based and the maximum amount of any award granted to a particular executive. For each participant who is a “covered employee” within the meaning of U.S. Code Section 162(m) (the CEO and the next three most highly compensated executive officers other than the CEO) and is eligible to receive an Annual Incentive Awards under this 2004 Omnibus Incentive Plan (the “Covered Employees”), the maximum amount of such Annual Incentive Awards that may be paid or made available to each such individual in any year may not exceed one-half of one percent (0.5%) of Adjusted Net Income. For purposes of the 2004 Omnibus Incentive Plan, “Adjusted Net Income” means the Corporation’s net income applicable to common stockholders as it appears on the income statement of the Corporation prepared in accordance with generally accepted accounting principles, excluding the effects of (i) extraordinary, unusual and/or non-recurring items of gain or loss, including but not limited to, restructuring or restructuring-related charges, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, all of which are identified in the Corporation’s audited financial statements or the Corporation’s annual report to stockholders, or (v) those other items determined by the Compensation Committee.

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OPTIONS

Options entitle the recipient to purchase shares of Common Stock at the exercise price specified by the Compensation Committee in the recipient’s Option agreement. The 2004 Omnibus Incentive Plan permits the grant of ISOs, QSOs and Nonstatutory Options. The Compensation Committee will generally determine the terms and conditions of all Options granted; provided, however, that, generally, Options must be granted with an exercise price at least equal to the fair market value of a share of Common Stock on the date of grant. Options may not be exercisable for more than 10 years after the date of grant (except in the event of death). In addition, no Option that is intended to be an ISO or a QSO may be granted after the tenth anniversary of the date the 2004 Omnibus Incentive Plan was approved by our stockholders (or, if the Amendment is approved, the date the Amendment is approved by our stockholders). Options will become exercisable as determined by the Compensation Committee at the time of grant, and the Compensation Committee may establish performance-based criteria for the exercisability of any Option.

For purposes of the 2004 Omnibus Incentive Plan, “fair market value” generally means, on any given date, the price of the last trade in the Common Stock on such date on Nasdaq (or if not listed on Nasdaq, on such other recognized quotation system on which trading prices of the Common Stock are then quoted). If there are no trades on the relevant date, the “fair market value” for that date means the closing price on the immediately preceding date on which Common Stock transactions were reported.

The Compensation Committee does not have the power or authority to reduce the exercise price of any outstanding Option or to grant any new Options in substitution for or upon the cancellation of Options previously granted that has the effect of reducing the exercise price of any outstanding Option. The proposed Amendment also includes a prohibition on the repurchase of Options in exchange for cash or other consideration.

STOCK APPRECIATION RIGHTS (SARS)

A SAR is a contractual right granted to the participant to receive, either in cash or Common Stock, an amount equal to the appreciation of one share of Common Stock from the date of grant. SARs may be granted as freestanding Awards, or in tandem with other types of grants. Unless the Compensation Committee otherwise determines, the terms and conditions applicable to (i) SARs granted in tandem with Options will be substantially identical to the terms and conditions applicable to the tandem Options, and (ii) freestanding SARs will be substantially identical to the terms and conditions that would have been applicable were the grant of the SARs a grant of Options. SARS that are granted in tandem with an Option may only be exercised upon surrender of the right to exercise such Option for an equivalent number of shares. The Compensation Committee may cap any SAR payable in cash.

If the Amendment is approved, the Compensation Committee will not have the power or authority to grant any new SAR, whether freestanding or in tandem with other types of awards, in substitution for, or upon surrender of, SARs previously granted if such substitution or surrender has the effect of reducing the reference price of any outstanding SAR. The proposed Amendment also includes a prohibition on the repurchase of SARs in exchange for cash or other consideration.

RESTRICTED STOCK, RESTRICTED UNITS AND DIVIDEND EQUIVALENTS

The 2004 Omnibus Incentive Plan provides for the grant of Restricted Stock, Restricted Units and Dividend Equivalents, which are converted to shares of Common Stock upon the lapse of restrictions. The Compensation Committee may, in its discretion, pay the value of Restricted Units and Dividend Equivalents in Common Stock, cash or a combination of both.

A share of Restricted Stock is a share of Common Stock that is subject to certain transfer restrictions and forfeiture provisions for a period of time as specified by the Compensation Committee in the recipient’s Award

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agreement. A Restricted Unit is an unfunded, unsecured right (which is subject to forfeiture and transfer restrictions) to receive a share of Common Stock at the end of a period of time specified by the Compensation Committee in the recipient’s Award agreement. A Dividend Equivalent represents an unfunded and unsecured promise to pay an amount equal to all or any portion of the regular cash dividends that would be paid on a specified number of shares of Common Stock if such shares were owned by the Award recipient. Currently, Dividend Equivalents may be granted in connection with a grant of Restricted Units, Options and/or SARs. If the Amendment is approved, the Compensation Committee will only be authorized to grant Dividend Equivalents in connection with a grant of Restricted Units.

The restrictions on Restricted Stock and Restricted Units will lapse on such date as is determined by the Compensation Committee at the date of grant.

Generally, a participant will, subject to any restrictions and conditions specified by the Compensation Committee, have all the rights of a shareholder with respect to shares of Restricted Stock, including but not limited to, the right to vote and the right to receive dividends. A participant will not have the rights of a shareholder with respect to Restricted Units or Dividend Equivalents.

ANNUAL INCENTIVE AWARDS

At the discretion of the Compensation Committee, Awards with a performance cycle of one year or less may be made to participants and, unless determined otherwise by the Compensation Committee, will be paid in cash based on achievement of specified performance goals.

LONG-TERM PERFORMANCE UNIT AWARDS

At the discretion of the Compensation Committee, Long-Term Performance Unit Awards, payable in cash, may be made to participants. Performance cycles are generally multiple years, where performance may be measured by objective criteria other than the appreciation or depreciation of Common Stock value.

PERFORMANCE SHARES

The Compensation Committee also has the discretion to grant “Performance Share Awards,” which are Awards of units denominated in Common Stock. The number of such units is determined over the performance period based on the satisfaction of performance goals. Performance Share Awards are payable in Common Stock.

TREATMENT OF AWARDS ON TERMINATION OF EMPLOYMENT OR SERVICE AS A NONEMPLOYEE DIRECTOR

Under the 2004 Omnibus Incentive Plan, generally, unless the Compensation Committee determines otherwise as of the date of a grant of any Award or thereafter, Awards are treated as follows upon a participant’s termination of employment or service as a nonemployee director.

Resignation.  If a participant voluntarily terminates employment from the Corporation or any subsidiary:

•	Options/SARs (including associated Dividend Equivalents, if any): All outstanding Options, SARs and associated Dividend Equivalents, if any, granted but not yet exercised by the participant are forfeited as of the date of such resignation, and are not thereafter exercisable or payable, unless otherwise determined by the Compensation Committee;

•	Restricted Stock/Restricted Units (including associated Dividend Equivalents, if any): All Restricted Stock, Restricted Units and associated Dividend Equivalents, if any, credited to such participant are forfeited, unless otherwise determined by the Compensation Committee;

•	Annual Incentive Awards: If such termination occurs before authorization of the payment of an Annual Incentive Award, all rights to such amounts are forfeited, unless otherwise determined by the Compensation Committee; and

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•	Long-Term Performance Unit Awards/Performance Share Awards: All Long-Term Performance Unit Awards and Performance Share Awards credited to such participant are forfeited, unless otherwise determined by the Compensation Committee.

Termination for Cause.  If a participant’s employment is terminated for “cause”:

•	Options/SARs (including associated Dividend Equivalents, if any): Outstanding Options, SARS and associated Dividend Equivalents, if any, are forfeited at the time of such termination, and the Compensation Committee may require that the participant disgorge any profit, gain or benefit from any Award exercised up to 12 months prior to the participant’s termination;

•	Restricted Stock/Restricted Units (including associated Dividend Equivalents, if any): All such Awards are forfeited at the time of such termination, and the Compensation Committee may require that the participant disgorge any profit, gain or benefit from any such Award where the restrictions had lapsed up to 12 months prior to the participant’s termination;

•	Annual Incentive Awards: All rights to an Annual Incentive Award are forfeited; and

•	Long-Term Performance Unit Awards/Performance Share Awards: Any outstanding Long-Term Performance Units or Performance Share Awards are forfeited, and the Compensation Committee may require that the participant disgorge any profit, gain or benefit from any Award paid to such participant up to 12 months prior to the participant’s termination.

For purposes of the 2004 Omnibus Incentive Plan, “cause” includes dishonesty, fraud or misrepresentation; inability to obtain or retain appropriate licenses; violation of any rule or regulation of any regulatory or self-regulatory agency or of any policy of the Corporation or any affiliate; commission of a crime; breach of a written covenant or agreement not to misuse property or information; or any act or omission detrimental to the conduct of the Corporation’s or any affiliate’s business in any way.

Approved Retirement.  If a participant’s employment terminates by reason of “Approved Retirement”:

•	Options/SARs (including associated Dividend Equivalents, if any): All outstanding Options, SARs and associated Dividend Equivalents, if any, will become immediately exercisable in full and may be exercised by the participant at any time prior to the expiration of the term of the Options or within five years (or such shorter period as determined by the Compensation Committee at the time of grant) following the participant’s Approved Retirement, whichever period is shorter;

•	Restricted Stock/Restricted Units (including associated Dividend Equivalents, if any): Any restrictions will lapse as to outstanding Restricted Stock and Restricted Units and associated Dividend Equivalents, if any, would be paid;

•	Annual Incentive Awards: Such participant will receive a prorated Annual Incentive Award based on actual achievement of the performance goals for such performance cycle; and

•	Long-Term Performance Unit Awards/Performance Share Awards: Such participant will receive a prorated Award payment of such participant’s Long-Term Performance Unit Awards and Performance Share Awards based on actual achievement of the performance goals for such performance cycle.

For purposes of the 2004 Omnibus Incentive Plan, “Approved Retirement” generally means termination of a participant’s employment, other than for “cause”: (i) on or after the normal retirement date or any early retirement date established under any defined benefit pension plan maintained by the Corporation or an affiliate and in which the participant participates, or (ii) on or after attaining age 55 and completing such period of service as the Compensation Committee may determine from time to time, when the participant does not participate in any such defined benefit pension plan maintained by the Corporation or an affiliate.

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Termination of Service as a Nonemployee Director.  If a participant who is a nonemployee director terminates his or her service as a director of the Corporation or any subsidiary for reasons other than for “cause”:

•	Options/SARs (including associated Dividend Equivalents, if any): All outstanding Options, SARs and associated Dividend Equivalents, if any, will become immediately exercisable in full and may be exercised by the participant at any time prior to the expiration of the term of the Options; and

•	Restricted Stock/Restricted Units (including associated Dividend Equivalents, if any): Any restrictions will lapse as to outstanding Restricted Stock and Restricted Units and associated Dividend Equivalents, if any, would be paid.

Death or Disability.  The 2004 Omnibus Incentive Plan also has default provisions for the treatment of Awards following termination of a participant’s employment due to death or disability.

Termination for Other Reasons.  If a participant’s employment terminates for any reason other than resignation, termination for cause, approved retirement, death or disability, outstanding Awards are treated in the same manner as in the case of a resignation, except that Options/SARs and associated Dividend Equivalents, if any, that are exercisable on the date of such termination may be exercised at any time prior to the expiration date of the term of the Options or the 90th day following termination of employment, whichever period is shorter; and, in the case of Long-Term Performance Unit Awards/Performance Share Awards, a prorated payment of the participant’s Long-Term Performance Unit Award and Performance Share Award will be made as if the target performance goals for the performance cycle had been achieved.

NON-TRANSFERABILITY OF AWARDS

Generally, no Awards granted under the 2004 Omnibus Incentive Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

ADJUSTMENT IN CAPITALIZATION

If an “adjustment event” occurs, the Compensation Committee, in its discretion, will adjust appropriately (a) the aggregate number of shares of Common Stock available for Awards, (b) the aggregate limitations on the number of shares that may be awarded as a particular type of Award or that may be awarded to any particular participant in any particular period, and (c) the aggregate number of shares subject to outstanding Awards and the respective exercise prices or base prices applicable to outstanding Awards.

For purposes of the 2004 Omnibus Incentive Plan, “adjustment event” means any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Common Stock or recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, dissolution, liquidation, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar event affecting the Common Stock. To the extent deemed equitable and appropriate by the Compensation Committee, and subject to any required action by the Corporation’s shareholders, with respect to any “adjustment event” that is a merger, consolidation, reorganization, liquidation, dissolution or similar transaction, any Award granted under the 2004 Omnibus Incentive Plan will be deemed to pertain to the securities and other property, including cash, which a holder of the number of shares of Common Stock covered by the Award would have been entitled to receive in connection with such an “adjustment event.”

Any shares of stock or cash or other property received with respect to any Restricted Stock Award or Restricted Unit Award as a result of any adjustment event or any distribution of property will (except in the case of a change of control or as otherwise provided by the Compensation Committee) be subject to the same terms, conditions and restrictions as are applicable to such shares of Restricted Stock or Restricted Units.

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PROPOSAL 3:  Approval and Adoption of Amendments to 2004 Omnibus Incentive Plan

CHANGE OF CONTROL

The 2004 Omnibus Incentive Plan currently provides that upon the occurrence of a change of control of the Corporation, each outstanding Option and SAR becomes fully exercisable and all restrictions on outstanding Restricted Stock and Restricted Units lapse. In addition, any Long-Term Performance Unit Awards and Performance Share Awards outstanding will be paid in full at target. Such payments must be made within 30 days of the change of control, and the participants may opt to receive such payments in cash. The Compensation Committee may, in its discretion, provide for cancellation of each Option, SAR, Restricted Stock and Restricted Stock Unit in exchange for a cash payment per share based upon the change of control price. This change of control price is the highest share price offered in conjunction with any transaction resulting in a change of control (or, if there is no such price, the highest trading price during the 30 days preceding the change of control event). Notwithstanding the forgoing, no acceleration of vesting or exercisability, cancellation, cash payment or other settlement will occur with respect to any Option, SAR, Restricted Stock, Restricted Unit, Long-Term Performance Unit Award or Performance Share Award if the Compensation Committee reasonably determines in good faith prior to the change of control that such Awards will be honored or assumed or equitable replacement awards will be made by a successor employer immediately following the change of control and that such Awards will vest and payments will be made if a participant is involuntarily terminated without cause.

If the Amendment is approved, Article X will be revised to provide that, unless otherwise determined by the Compensation Committee (or unless otherwise set forth in an employment agreement or an Award Agreement), if a participant’s employment is terminated by the Corporation or any successor entity without Cause, or if the participant terminates employment for Good Reason, in each case upon or within two years after a change of control, each Award granted to such participant prior to the change of control will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable as of the date of such termination of employment. Any shares of Common Stock deliverable pursuant to Restricted Units will be delivered promptly (but no later than 15 days) following such participant’s termination of employment. Any outstanding Performance Shares as of the Change of Control date will be deemed earned at the greater of the target level or actual performance level through the change of control date (or if no target level is specified, the maximum level) with respect to all open performance periods. Performance Share will be subject to time-based vesting through the end of the original performance cycle for each such Award, subject to accelerated vesting and the other applicable terms of such Award.

For purposes of the 2004 Omnibus Incentive Plan, “change of control” is currently deemed to have occurred if: (i) any “person” (within the meaning of Section 3(a)(9) of the Exchange Act) other than by the Corporation, its subsidiaries or any employee benefit plan of the Corporation or its subsidiaries acquires direct or indirect ownership of 50% or more of the combined voting power of the then outstanding securities of the Corporation as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or (ii) the shareholders of the Corporation approve (A) any consolidation or merger of the Corporation in which the Corporation is not the surviving corporation (other than a merger of the Corporation in which the holders of Common Stock immediately prior to the merger have the same or substantially the same proportionate ownership of the surviving corporation immediately after the merger), or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation to an entity which is not a wholly-owned subsidiary of the Corporation.

If the Amendment is approved, clause (ii) of the definition of the term “change of control” will be amended to refer to the consummation (rather than the approval by the shareholders of the Corporation) of the transactions described therein.

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AMENDMENT

The Board may, at any time amend, modify, suspend or terminate the 2004 Omnibus Incentive Plan, in whole or in part, without notice to or the consent of any participant or employee; provided, however, that any amendment which would (i) increase the number of shares available for issuance under the 2004 Omnibus Incentive Plan, (ii) lower the minimum exercise price at which an Option (or the base price at which a SAR may be granted), (iii) change the individual Award limits or (iv) require shareholder approval under Nasdaq rules, will be subject to the approval of the Corporation’s shareholders. No amendment, modification or termination of the 2004 Omnibus Incentive Plan may in any manner adversely affect any Award theretofore granted under the 2004 Omnibus Incentive Plan, without the consent of the participant. However, for purposes of this provision, any payments made in accordance with the change of control provision described above, other accelerations of payments under the 2004 Omnibus Incentive Plan, or any decision by the Compensation Committee to limit participation or other features of the 2004 Omnibus Incentive Plan prospectively will not be deemed, an “adverse amendment” of the 2004 Omnibus Incentive Plan.

NO LIMITATION ON COMPENSATION; SCOPE OF LIABILITIES

Nothing in the 2004 Omnibus Incentive Plan limits the right of the Corporation to establish other plans if and to the extent permitted by applicable law. The liability of the Corporation, its subsidiaries and affiliates under the 2004 Omnibus Incentive Plan is limited to the obligations expressly set forth in the 2004 Omnibus Incentive Plan.

TAX IMPLICATIONS FOR CERTAIN AWARDS

THE FOLLOWING IS A SUMMARY OF THE PUERTO RICO AND U.S. FEDERAL INCOME TAX

CONSEQUENCES TO PARTICIPANTS IN THE 2004 OMNIBUS INCENTIVE PLAN AND DOES NOT

PURPORT TO BE COMPLETE.

The following is a brief description of the Puerto Rico and U.S. federal income tax consequences generally arising with respect to the grant of Options and SARs under the 2004 Omnibus Incentive Plan.

Puerto Rico Tax Consequences.  Under the Puerto Rico Code, a recipient of a QSO does not recognize income at the time of the grant of an option. In addition, no income is recognized at the time a QSO is exercised. On a subsequent sale or exchange of the shares acquired pursuant to the exercise of a QSO, the optionee may have taxable long-term or short-term capital gain or loss, depending on whether the shares were held for more than six months, measured by the difference between the amount realized on the disposition of such shares on his or her tax basis in such shares. Tax basis will, in general, be the amount paid for the shares. The Corporation will not be entitled to a business expense deduction in respect of the grant of the option, the exercise thereof or the disposition of the shares.

With respect to a Nonstatutory Option, a recipient of a Nonstatutory Option does not recognize income at the time of grant of the Nonstatutory Option. The difference between the fair market value of the shares of stock on the date of exercise and the stock option exercise price generally will be treated as compensation income upon exercise, and the Corporation will be entitled to a deduction in the amount of income so recognized by the optionee. Upon a subsequent disposition of the shares, the difference between the amount received by the optionee and the fair market value of the shares of stock on the option exercise date will be treated as long or short-term capital gain or loss, depending on whether the shares were held for more than six months.

SARs will not result in taxable income to the recipient or a tax deduction for the Corporation at the time of grant. The exercise of SARs will generally result in compensation in the amount of the cash payment taxable as ordinary income to the employee. The Corporation may generally claim a tax deduction in the amount of any cash paid.

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PROPOSAL 3:  Approval and Adoption of Amendments to 2004 Omnibus Incentive Plan

Federal Tax Consequences.  The Corporation and most of its operating subsidiaries are organized under the laws of the Commonwealth of Puerto Rico and, at the present time, most of them are not directly engaged in any trade or business in the United States (the “Non-U.S. Taxpayers”). The Non-U.S. Taxpayers are subject generally to a flat 30% federal income tax on their fixed or determinable, annual or periodic income, if any, from sources within the United States. The Non-U.S. Taxpayers are generally not entitled to claim deductions in computing their U.S. income tax liability. Therefore, the limitations imposed by Section 162(m) of the U.S. Code regarding the deduction for compensation to certain highly paid executives are not relevant to the determination of the U.S. income tax liability to the Non-U.S. Taxpayers participating the 2004 Omnibus Incentive Plan.

The Corporation’s subsidiaries organized under the laws of the United States or a state of the United States and some of the Corporation’s subsidiaries organized under the laws of the Commonwealth of Puerto Rico that are engaged in trade or business in the United States (the “U.S. Taxpayers”) generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the recipient in connection with the exercise of a Nonstatutory Option or SAR. The U.S. Taxpayers generally are not entitled to a tax deduction with respect to any amount that represents a capital gain to a recipient or that represents compensation in excess of $1 million paid to “covered employees” that is not “qualified performance based compensation” under Section 162(m) of the Code. Accordingly, the U.S. Taxpayers will not be entitled to any tax deduction with respect to an ISO if the recipient holds the shares for the ISO holding periods indicated below prior to dispositions of the shares. “

For purposes of the discussion below, some of the QSOs granted under the 2004 Omnibus Incentive Plan may also be treated as ISOs for purposes of Sections 422 of the U.S. Code.

Residents of Puerto Rico, Recipients of Options or SARs who are residents of Puerto Rico during the entire taxable year and perform services for the Corporation or its subsidiaries in Puerto Rico, will not have any gross income for federal income tax purposes either in respect of (1) the grant or the exercise of Options or (2) the grant of, or the receipt of cash payments upon exercise of, SARs.

Non-Residents of Puerto Rico and Residents of Puerto Rico who Perform Services Outside Puerto Rico. In general, an optionee who is a non-resident of Puerto Rico or a resident of Puerto Rico who performs services outside Puerto Rico, will not recognize taxable income upon grant or exercise of an ISO and the Corporation and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the shares will be treated as an adjustment to alternative minimum taxable income. In order for the exercise of an ISO to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Corporation or its subsidiaries (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise.

If the optionee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of acquiring substantial contractual rights in the stock upon exercising the Option, the disposition of the shares by the optionee will be treated as long-term capital gain or loss measured by, the difference, if any, between the sales price of the shares and the exercise price of the Option. If the optionee does not satisfy these holding period requirements, the optionee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to excess of the fair market value of the shares at the time the Option was exercised over the exercise price of the Option. The balance of the gain realized, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the Option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the Option was exercised, the amount of ordinary income will be limited to the amount realized on the sale over the exercise price of the Option. Subject to (1) the employee including such compensation in income and (2) certain reporting requirements, the Corporation and its subsidiaries will be allowed a business expense deduction to the extent the optionee recognized ordinary income. Upon any subsequent sale of the shares, the

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optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the Option was exercised).

In general, an optionee who is a non-resident of Puerto Rico or a resident of Puerto Rico who performs services outside of Puerto Rico, to whom a Nonstatutory Option is granted will recognize no income at the time of the grant of the Option. Upon exercise of a Nonstatutory Option, an optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the Option (or, if the optionee is subject to restrictions imposed by Section 16(b) of the Securities Exchange Act of 1934, upon the lapse of those restrictions, unless the optionee makes a special election within 30 days after exercise to have income determined without regard to the restrictions). Subject to (1) the employee including such compensation in income and (2) certain reporting requirements, the Corporation will be entitled to a tax deduction in the same amount. Upon a subsequent sale of the shares, the optionee will have capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the Option was exercised).

Upon exercise of a SAR, an optionee who is a non-resident of Puerto Rico or a resident of Puerto Rico who performs services outside Puerto Rico will recognize ordinary income in an amount equal to the cash received on the exercise date. If it complies with applicable withholding requirements, the Corporation and its subsidiaries will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income.

Under the 2004 Omnibus Incentive Plan, upon the occurrence of certain “change in control” transactions involving the Corporation, all options then outstanding under the 2004 Omnibus Incentive Plan become immediately exercisable. Under certain circumstances, compensation payments attributable to such Options may be treated as “parachute payments” under the Code, in which case a portion of such payments may be nondeductible to the Corporation for federal income tax purposes and the recipient may be subject to a 20% excise tax under the U.S. Code.

NEW PLAN BENEFITS

Awards under the 2004 Omnibus Incentive Plan in 2013 will be subject to the Compensation Committee’s discretion. As a result, it is not possible to determine the number or type of awards that will be granted to any person under the 2004 Omnibus Incentive Plan for the 2013 fiscal year .

DIRECTORS’ RECOMMENDATION

The Board recommends a vote “FOR” the approval of the Amendment and the material terms of the 2004 Omnibus Incentive Plan.

PROPOSAL 4:  RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee intends to appoint PricewaterhouseCoopers LLP as the independent public auditors of the Corporation for the year 2013. PricewaterhouseCoopers LLP has served as independent public auditors of the Bank since 1971 and of the Corporation since May 1991.

Neither the Corporation’s Certificate of Incorporation nor its Amended and Restated By-laws require that the stockholders ratify the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent auditors. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to

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Proposal 4:  Ratification of Selection of Independent Registered Public Accounting Firm

appoint PricewaterhouseCoopers LLP, but may nonetheless appoint such independent auditors. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such change would be in the best interest of the Corporation and its stockholders.

Representatives of PricewaterhouseCoopers LLP will attend the Meeting and will be available to respond to any appropriate questions that may arise. They will also have the opportunity to make a statement if they so desire.

The ratification of the selection of PricewaterhouseCoopers LLP as the Corporation’s auditors requires the affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on that matter.

The Board recommends that you vote “FOR” the ratification of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2013.

DISCLOSURE OF AUDITORS’ FEES

The following table summarizes the fees billed to the Corporation by PricewaterhouseCoopers LLP for the years ended December 31, 2012 and 2011:

	December 31, 2012	December 31, 2011
Audit Fees	$4,987,207	$4,689,925
Audit-Related Fees (a)	781,660	937,441
Tax Fees (b)	40,000	40,000
All Other Fees (c)	20,000	20,000

	$5,828,867	$5,687,366

(a)  Includes fees for assurance services such as audits of pension plans, compliance-related audits, accounting consultations and SSAE 16 reports.

(b)  Includes fees associated with tax return preparation and tax consulting services.

(c)  Includes software licensing fees.

The Audit Committee has established controls and procedures that require the pre-approval of all audit and permissible non-audit services provided by PricewaterhouseCoopers LLP. The Audit Committee may delegate to one or more of its members the authority to pre-approve any audit or permissible non-audit services. Under the pre-approval controls and procedures, audit services for the Corporation are negotiated annually. In the event that any additional audit services not included in the annual negotiation or permissible non-audit services are required by the Corporation, a proposed engagement letter is obtained from the auditor and evaluated by the Audit Committee or the member(s) of the Audit Committee with authority to pre-approve auditor services. Any decisions to pre-approve such audit and non-audit services and fees are to be reported to the full Audit Committee at its next regular meeting. The Audit Committee has considered that the provision of the services covered by this paragraph is compatible with maintaining the independence of the independent registered public accounting firm of the Corporation. During 2012, fees for all services provided by PricewaterhouseCoopers LLP were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2012 with management and PricewaterhouseCoopers LLP, the Corporation’s independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed under Auditing Standards No. 61, as amended (AICPA Professional Standard, Vol. 1, AU Section 380) as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. Finally, the Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the PCAOB regarding the independent accountant’s communications with the audit committee

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Proposal 4:  Ratification of Selection of Independent Registered Public Accounting Firm

concerning independence, has considered whether the provision of non-audit services by the independent registered public accounting firm to the Corporation is compatible with maintaining the auditors’ independence, and has discussed with the independent registered public accounting firm its independence from the Corporation and its management. These considerations and discussions, however, do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in accordance with Generally Accepted Accounting Principles (“GAAP”) or that the Corporation’s registered public accountants are in fact “independent.”

As set forth in the Audit Committee Charter, the management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation’s financial statements. Furthermore, management and the Internal Audit Division are responsible for maintaining appropriate accounting and financial reporting principles and policies, and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. PricewaterhouseCoopers LLP is responsible for auditing the Corporation’s financial statements and expressing an opinion as to their conformity with GAAP in the United States of America.

The members of the Audit Committee are not engaged professionally in the practice of auditing or accounting and are not employees of the Corporation. The Corporation’s management is responsible for its accounting, financial management and internal controls. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures to set auditor independence standards.

Based on the Audit Committee’s consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm, and subject to the limitations on the role and responsibilities of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

Submitted by:

William J. Teuber Jr. (Chairman)

Alejandro M. Ballester

C. Kim Goodwin

Carlos A. Unanue

EXECUTIVE COMPENSATION PROGRAM

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) with management and recommended to the Board that the following CD&A be included in this Proxy Statement.

In accordance with the requirements related to the Corporation’s participation in the United States Treasury Department’s Capital Purchase Program (“CPP”) under the Emergency Economic Stabilization Act of 2008 (“EESA”), the Compensation Committee certifies that at its July and December 2012 meetings it reviewed with the Corporation’s Chief Risk Officer (“CRO”), with the support of its independent compensation consultant, Pearl Meyer & Partners, the 2012 compensation arrangements for the Senior Executive Officers (“SEOs”) (the SEOs for 2012 are the Named Executive Officers discussed in the CD&A) and has made all reasonable efforts to ensure that such arrangements do not encourage SEOs to take unnecessary and excessive risks that may threaten the value of the Corporation. The Compensation Committee certifies that at those meetings, it also

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Executive Compensation Program

reviewed with the CRO the employee compensation programs in place during 2012, and has made all reasonable efforts to limit any unnecessary risks these programs may pose to the Corporation, and eliminate any features of these programs that could encourage the manipulation of reported earnings of the Corporation to enhance the compensation of any employee.

The risk assessment conducted with the CRO included the evaluation of the Corporation’s compensation and incentive plans from the perspective of the broader control framework and the design and operation of specific plans. The assessment validated the adequacy of plan documentation, the integration of the principles contained in the Interagency Guidance on Sound Compensation Practices, and the involvement of the Corporation’s Risk Management and Finance Groups. Therefore, the Compensation Committee understands that the risks arising from Popular’s compensation plans and practices are not reasonably likely to have a material adverse effect on the Corporation.

The Compensation Committee is committed to reviewing the Corporation’s compensation plans with the CRO every six months to ensure that the Corporation complies with those provisions of the EESA or any other law or regulation related to compensation arrangements applicable to financial institutions participating in the CPP.

Submitted by:

María Luisa Ferré (Chairperson)

David E. Goel

William J. Teuber Jr.

Carlos A. Unanue

COMPENSATION DISCUSSION AND ANALYSIS

In this section, we provide a description of our executive compensation program and the factors that Popular considered in making compensation decisions regarding our Named Executive Officers (“NEOs”):

•	Richard L. Carrión – Chairman, President and Chief Executive Officer
•	Jorge A. Junquera – Senior Executive Vice President and Chief Financial Officer
•	Carlos J. Vázquez – Executive Vice President and President, Banco Popular North America
•	Ignacio Alvarez – Executive Vice President and Chief Legal Officer
•	Eli S. Sepúlveda – Executive Vice President, Commercial Credit

The following discussion is intended to help our stockholders understand the guiding principles of the Corporation’s executive compensation and the corresponding compensation practices.

EXECUTIVE SUMMARY

Business Performance 2012

During 2012 the Corporation achieved operational profitability for the second consecutive year despite the slow economic recovery of our markets. The Corporation was able to maintain its leadership in Puerto Rico with a market share of 38% in deposits and 35% in loans, and continued positioning itself for long-term prosperity. Initiatives taken by management have resulted in our ability to maintain strong margins, produce stable top line revenue and continue to reduce credit costs.

For Popular, 2012 was a year of significant accomplishments, including the following:

•	Popular reported $245 million in net income marking a year of strong performance from its core businesses. Net interest income totaled $1.4 billion and net interest margin was 4.35%, which stands well above the Corporation’s peers.

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Compensation Discussion and Analysis

•	Non performing loans (“NPLs”) held for sale declined by $166 million (63%), while NPLs held in portfolio declined by $313 million (18%) as a result of effective loss mitigation and resolution strategies. Charge-offs declined to the lowest level in more than four years.

•	Popular’s credit risk and administration processes continued to improve resulting in enhanced credit quality.

•	Popular was able to partially offset the impact of weak loan demand by acquiring $828 million in consumer and mortgage loans in Puerto Rico and the United States.

•	Popular’s capital base and liquidity remained strong and above regulatory requirements. The Tier 1 risk-based capital ratio of 17.35% exceeded the regulatory well-capitalized threshold by $2.7 billion.

The Compensation Committee believes that the engagement of the Corporation’s NEOs throughout the recent difficult times has been crucial to overcome the obstacles of a challenging operating environment. The achievements stated above are confirmation of the NEOs’ commitment to deliver sustained high performance to our stockholders.

Highlights of the 2012 Executive Compensation Program

•	Given Popular’s participation in the CPP, the mix of compensation and the level of permissible incentive compensation to NEOs is restricted. It is focused on salary and stock-based compensation.

•	Payment of cash performance incentives is not permitted to NEOs and the next 20 highest compensated employees.

•	In addition to salary, NEOs are only eligible for long-term restricted stock grants in an amount not to exceed 50% of base pay. The restricted stock is granted based on company and individual performance. Beyond the CPP restrictions on vesting and transferability, the Corporation adds an additional profitability requirement that must be achieved prior to share payout.

•	No salary adjustments were granted during 2012 to any of our NEOs.

•	Our CEO and other NEOs have a stock ownership goal of six times and three times their base salaries, respectively. The CEO in particular has a high level of ownership in the Corporation.

•	NEOs are subject to a clawback policy.

Compensation Guiding Principles

Even while under the CPP restrictions, the philosophy underlying Popular’s compensation program is to provide the Corporation’s NEOs with pay that is linked to performance and aligned with the interests of our stockholders. The following guiding principles govern the compensation practices in the Corporation:

Pay for performance

Ensuring and sustaining a proper pay-performance relationship is a key objective for Popular. While subject to CPP restrictions, the Corporation’s ability to pay certain performance incentives is limited. Specifically, the restrictions prohibit the payment of bonuses, retention awards and incentive compensation, other than limited amounts of long-term restricted stock. As a result, while under the CPP, we continue to balance our desire to align pay and performance within these guidelines. Our programs and pay decisions are designed to focus our NEOs on Popular’s turnaround initiatives while aligning their interests with those of our stockholders through stock-based compensation.

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Compensation Discussion and Analysis

As depicted in the following charts, prior to Popular’s participation in the CPP most of the NEOs’ compensation was provided in the form of short-term and long-term incentives. Currently, the NEOs’ pay opportunity has been significantly reduced and the short-term incentive component has not been paid since 2009 for those executives covered by the CPP restrictions. The Compensation Committee considers that this is appropriately aligned with the Corporation’s performance even though Popular’s financial position is stabilizing and has returned to profitability.

Align compensation with stockholders

Our NEOs are subject to stock ownership guidelines in order to ensure the alignment of their interests with those of stockholders. The CEO and other NEOs have a stock ownership goal, to be reached within five years from October 1, 2011, of six times and three times their base salary, respectively, as detailed in the “Stock Ownership/ Retention Requirements” section of this CD&A. Pursuant to the stock ownership requirements, which exclude the value of any stock that has been pledged, the CEO holds 289,596 shares which represent a value of $7,905,976 as of February 25, 2013.

At the annual stockholders meeting of April 2012, the vast majority of Popular’s voting stockholders (96.92%) approved the Corporation’s overall executive compensation policies and practices. They supported our belief that Popular’s programs are centered on promoting a performance-based culture and aligning the interests of stockholders and executives by linking a substantial portion of compensation to the Corporation’s financial performance, without encouraging unnecessary or excessive risk taking. Popular will continue to consider our stockholders’ perspectives on an annual basis.

Attract and retain competent and high-performing executives

The executive compensation program is designed to enable the Corporation to attract, motivate and retain the talent needed to successfully guide Popular for future earnings stability and growth. The program provides a mix of salary, benefits and performance incentives to the extent permissible in light of CPP limitations. Through its Compensation Committee, the Corporation manages NEO compensation in a conservative and prudent manner, with decisions considering role, scope and complexity, individual performance, market competitiveness, the Corporation’s financial performance and CPP restrictions.

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Compensation Discussion and Analysis

DETERMINATION AND ASSESSMENT OF EXECUTIVE COMPENSATION

Role of the Compensation Committee

In accordance with its charter, the Compensation Committee establishes the Corporation’s general compensation philosophy and oversees the compensation program for the Corporation’s executive officers, including the NEOs. It also reviews and approves the overall purpose and goals of the Corporation’s incentive compensation system and benefit plans. In addition, it reviews plans for executive officer development and succession. The Compensation Committee met five times during 2012. Beyond the scheduled meetings, the Compensation Committee obtained input and support from its external advisors and management throughout the year.

Its main activities included the following:

Executive Compensation

•	Assessed the 2011 performance of the CEO and other NEOs, approving grants of restricted stock compliant with CPP requirements

•	Evaluated NEOs’ compensation levels, deciding not to enact base pay increases for 2012 in light of the Corporation’s financial situation

•	Reviewed NEOs’ equity holdings and compliance with the Corporation’s stock ownership guidelines

•	Received updates on regulatory and market trends from its independent compensation consultant

Governance

•	Performed a self-evaluation related to the Compensation Committee’s structure, processes and overall performance

•	Discussed incentive plan risk with the CRO, concluding that the Corporation’s incentive plans do not encourage unnecessary or excessive risk taking

•	Reviewed and confirmed the independence of its compensation consultant against current and emerging requirements

Benefits

•	Reviewed reports provided by management committees that administer the Corporation’s welfare and retirement benefits

Other

•	Reviewed development initiatives implemented for executive officers

•	Examined key human resources indicators, such as headcount, personnel costs and employee engagement, among others

•	Oversaw compliance with all legal and regulatory requirements pertaining to executive compensation

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Compensation Discussion and Analysis

Although the Compensation Committee exercises its independent judgment in reaching compensation decisions, it utilizes the advice of the following collaborators:

Collaborators	Role
Pearl Meyer & Partners Compensation Committee Independent Advisor	Provides independent advice and support to the Compensation Committee
CEO*	Works with the Compensation Committee to ensure that the compensation programs are aligned with the Corporation’s strategic objectives
Executive Vice President of Administration/Human Resources	Advises on human resources aspects of executive compensation and regulatory matters and proposes the design and modifications to the NEO compensation and benefit programs, plans and awards. Supports the annual risk assessment process.
Chief Legal Officer	Counsels on legal matters regarding compensation programs
Corporate Comptroller	Evaluates and advises on the programs’ accounting and tax implications
Chief Risk Officer	Reviews with the Compensation Committee all risk-related aspects of the Corporation’s incentive plans
Towers Watson	Provides counseling with regard to the defined benefit retirement plan

*  All discussions on decisions involving CEO compensation are made in executive session without the participation of the CEO or other members of management.

Role of the Compensation Consultant

Since 2010, the Compensation Committee has retained the services of compensation consultant Pearl Meyer & Partners to serve as independent advisor to the Committee and review the Corporation’s executive compensation program’s competitiveness and the pay-performance relationship in light of the CPP-related restrictions. In 2012, Pearl Meyer & Partners attended three Compensation Committee meetings, provided updates and guidance to the Compensation Committee on relevant legislation, market trends, best practices in compensation governance and other requested compensation matters. Pearl Meyer & Partners reports directly to the Compensation Committee with regard to the foregoing matters, and neither Pearl Meyer & Partners nor any of its affiliates has any other relationship with, or provides any other services to, the Corporation.

The Compensation Committee has reviewed and concluded that Pearl Meyer & Partners’ consultation services comply with the new standards adopted by the SEC and by NASDAQ with regard to compensation advisor independence and conflicts of interest. It will continue to monitor this compliance on an ongoing basis.

Benchmarking and Peer Group Analysis

The Compensation Committee periodically assesses the competitiveness of its pay practices for NEOs through external studies conducted by the Committee’s independent executive compensation consultant and supplemented by internal staff research. In order to obtain a general understanding of current compensation market practices, internal staff regularly reviews publicly available industry survey information (e.g., proxies and executive compensation data provided by sources such as SNL Financial and surveys conducted by Towers Watson and Mercer, among others). The Compensation Committee also considers executive compensation information from financial institutions in its headquarters market of Puerto Rico.

The Compensation Committee utilizes the information from internal and external analyses to assess the appropriateness of compensation levels (relative to market and performance) and considers the information

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Compensation Discussion and Analysis

when setting program guidelines, including base salary ranges, incentive targets and equity compensation. An individual’s relative compensation with respect to the peer group may vary according to the executive’s role, the Corporation’s financial performance, and individual qualifications and performance as assessed by the Compensation Committee.

During 2010 and 2011, the Compensation Committee received market analyses conducted by Pearl Meyer & Partners. To retain the Corporation’s desired conservative stance, the consultant used the same peer group for both years even though Popular had increased in asset size. In both years, the Corporation ranked between the 60th and 65th percentile among peers in terms of assets, providing a slightly more conservative approach than targeting the peer group to be at the median. In 2012, Popular was once more compared against its peers in terms of assets and ranked in the 65th percentile. The peers used were:

Peer Group
Associated Banc-Corp	Huntington Bancshares Incorporated
BOK Financial Corporation	M&T Bank Corporation
City National Corporation	Marshall & IIsley Corporation*
Comerica Incorporated	New York Community Bancorp, Inc.
Commerce BancShares, Inc.	People’s United Financial, Inc.
First BanCorp.	Synovus Financial Corp.
First Citizens BancShares, Inc.	TCF Financial Corporation
First Horizon National Corporation	Webster Financial Corporation
Hudson City Bancorp, Inc.	Zions Bancorporation

*  Merged with BMO Financial Group in July 2011

The competitive review provided reference to the Compensation Committee as it sought to determine appropriate pay levels in consideration of market and CPP restrictions. However, since the Compensation Committee was not anticipating significant changes to the NEOs’ salaries or the current compensation program in 2012, it decided to use the 2011 review as reference during 2012.

OBJECTIVES OF THE EXECUTIVE COMPENSATION PROGRAM

Although subject to the CPP restrictions on incentive compensation for covered employees, the Corporation continues to promote its compensation philosophy to the extent possible given the permitted compensation components. The Corporation’s overarching philosophy is to align pay with individual and corporate performance, while balancing short-term and long-term perspectives, building long-term value for our stockholders and supporting sound risk management. Despite the CPP’s prohibition on bonuses and other incentive compensation (other than allowable long-term restricted stock grants) during 2012, our compensation program’s goals continued to be to:

•	Promote stockholder returns by motivating high levels of executive performance, particularly with regard to the Corporation’s growth and operational efficiency,

•	Attract and retain seasoned executives at competitive pay levels,

•	Reward contributions and results in attaining key operating objectives over which the executives have control or influence,

•	Encourage teamwork and collaboration among the executive team, and

•	Promote appropriate behaviors among executives so that they are not motivated to take excessive risks.

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Compensation Discussion and Analysis

The objectives described above are achieved through a performance-based compensation program. Annually, the Compensation Committee assesses the effectiveness of its compensation program by reviewing its strategic objectives and business plans, considering each NEO’s scope of responsibility, reviewing market reference data, and assessing the relationship between pay and performance (the Corporation relative to peers and executives relative to their performance goals). The Compensation Committee also evaluates whether our compensation programs meet the Corporation’s goals by monitoring engagement and retention of executives, and by assessing the relationship between company and individual performance and actual payouts, subject to CPP-related restrictions. Furthermore, in conjunction with the semi-annual review of the compensation plans with the CRO, the Compensation Committee monitors and evaluates whether the design of incentive plans fosters a mentality of prudent risk taking, sound business decisions and promotes the Corporation’s financial well-being.

The Compensation Committee may modify payments or adjust the compensation program in light of economic or business results, regulatory requirements, risk assessments or results of the annual stockholder advisory vote on executive compensation. For example, the short-term cash incentive opportunity for executives not covered by CPP-related restrictions has been reduced by 15-25% since 2009 to exclude any award related to the Corporation’s results until higher levels of profitability are attained.

The following table describes the components of Popular’s executive compensation program, which balances fixed and variable pay to promote retention of qualified executives and the achievement of the Corporation’s short-term and long-term objectives.

	Component	Purpose/Description
Fixed	Base Pay

• Reflects each executive’s role, competitive market practices, individual experience and performance

• Provides fair compensation according to level of responsibility

• Enables the Corporation to attract and retain qualified executives

Variable	Short-Term Cash Incentive

• Rewards the achievement of annual financial performance goals and the execution of key strategic projects aligned with the Corporation’s future growth and profitability

• CPP limitations: not permitted for our NEOs and others subject to CPP restrictions

Long-Term Equity Incentive

• Focuses executives on long-term performance, aligns with stockholder interests through payment in the Corporation’s Common Stock

• Promotes retention of critical executive talent

• Promotes an ownership mindset

• Rewards company performance, individual goal achievement and demonstration of the Corporation’s leadership competencies

• CPP limitations: must be granted in CPP-permitted long-term restricted stock for our NEOs and others subject to CPP restrictions

Fixed	Benefits	• Provides welfare and retirement benefits offered on a substantially similar basis to all employees of the Corporation • No severance or change in control agreements are provided
	Perquisites	• Provides benefits for certain jobs in consideration of role and market practice • Does not represent a significant portion of the Corporation’s total compensation program

ENSURING PRUDENT RISK TAKING

Appropriate risk management is a subject that is seriously considered by the Corporation in its day to day operations and decisions. Popular has shared with its leadership periodic communications concerning the regulatory requirements governing incentive compensation and guides on how to ensure that undue risk-taking behaviors are not promoted in incentive designs. The Corporation seeks to design pay and incentive programs that do not encourage excessive or unnecessary risks.

Reviews of the Corporation’s incentive plans are conducted semi-annually as part of our participation in the CPP. The 2012 review of incentive plans, performed in partnership by risk management and human resources teams, focused on plan operation, the types of potential risk (credit, interest rate, market, liquidity, operational, compliance, strategic and reputational) and the manner in which the incentive design and internal controls mitigated those risks.

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Compensation Discussion and Analysis

The evaluations showed that the incentive plans, in conjunction with risk management processes, did not contain any features that would encourage NEOs or other employees to take unnecessary or excessive risks. The findings were presented by the CRO to the Compensation Committee in the meetings of July 9, 2012 and December 18, 2012. The compensation programs in the Corporation are designed to adequately balance risks and rewards through appropriate use of short-term incentives (cash) and long-term incentives (stock); thresholds and caps to limit payouts; mix of financial and non-financial components; link to company performance; and competitive pay practices. The Compensation Committee will continue to monitor the Corporation’s compensation programs to ensure that they discourage inappropriate risk taking and are compliant with current and emerging regulations.

DESCRIPTION OF COMPENSATION DECISIONS 2012

Base Salary — 2012

No changes to base salaries were made for 2012. The Compensation Committee understood that changes to current salaries were not necessary in light of the Corporation’s financial situation.

Long-Term Restricted Stock — 2012

The Compensation Committee grants equity awards each year based on its assessment of the Corporation’s results and each NEO’s performance during the prior year. Equity incentive awards granted in 2012 were based on the Corporation’s 2011 performance (including consideration of net income, credit quality, efficiency, liquidity and capitalization), as well as on the NEOs’ strategic and personal objectives (such as critical product or technology infrastructure development, achievement of business reorganization, and managerial and operational process improvements).

Although the typical long-term target awards of the Corporation’s NEOs (75% of base pay for NEOs other than the CEO, and 200% of base pay for the CEO) have been reduced while under CPP, the Compensation Committee continues to consider the performance and contribution of each NEO to the strategic objectives of the Corporation to determine awards. CPP restricted stock requires a minimum service period of two years after the grant date and is subject to transferability restrictions thereafter, so long as CPP obligations remain outstanding (shares become transferable in 25% increments with each 25% of CPP funding repaid by the Corporation or upon completion of repayment of the CPP funds).

In addition to the CPP requirements, the Compensation Committee has in place further performance criteria whereby the Corporation must achieve profitability for at least one fiscal year for awards to be transferable. Awards are also subject to a clawback (recoupment) provision if they are found to have been based on any materially inaccurate financial results or performance metric criteria.

During 2011, the Corporation’s NEOs shared the common overarching goal of strengthening the Corporation’s financial condition by increasing capital, liquidity and assets. The NEOs directed their concerted effort toward achieving this goal, with the following 2011 results:

•	Addition of high-quality assets with the purchase of approximately $518 million of performing residential mortgage loans and the acquisition of Citibank’s Puerto Rico AAdvantage portfolio corresponding to $130 million

•	Achievement of a significant reduction in credit risk through the sale of approximately $128 million in net book value of construction and commercial real estate non-performing loans in Puerto Rico and $457 million in unpaid principal balance of non-conventional mortgages in Banco Popular North America

•	Restoration of Banco Popular North America’s profitability

•	Completion of Banco Popular North America’s rebranding efforts in California and Florida, as part of the implementation of its community banking strategy

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Compensation Discussion and Analysis

•	Strengthening of the Corporation’s customer service culture by means of improved metrics, linkage to incentives, and operational processes

•	Execution of efficiency efforts through the redesign of critical processes in addition to cost savings from a voluntary retirement program offered to eligible employees

The above actions positioned the Corporation solidly for future growth and the accomplishments evident in 2012. Furthermore, each NEO successfully achieved significant individual goals, including the following:

NEO	Award Grant Value	Number of Shares*	Rationale –Individual Goals
Richard L. Carrión Chairman, President and CEO	$658,150	39,176	Led the Corporation in the generation of $151.3 million in profit, regaining operational profitability for the first time since 2006. Guided improvements in credit quality in Banco Popular North America and the Puerto Rico consumer business, while refocusing efforts on the Puerto Rico commercial business. Strengthened the Corporation’s customer service by improving metrics, link to incentives and operational processes. Led major efficiency efforts including the redesign of critical processes, Puerto Rico branch consolidation and implementation of a voluntary retirement program.
Jorge A. Junquera Senior Executive Vice President and CFO	$309,750	18,438	Developed and executed key financial aspects of plans to strengthen the Corporation’s capitalization and liquidity. Provided financial guidance for the 2011 improvements in net interest margin. Supported the sale and purchase of assets related to the commercial and consumer businesses.
Carlos J. Vázquez Executive Vice President and President, Banco Popular North America	$305,100	18,161	Led the successful restoration of Banco Popular North America’s (BPNA) profitability. Executed BPNA’s rebranding efforts in California and Florida, as part of the implementation of its community banking strategy. Significantly improved BPNA’s credit quality results in the consumer and commercial businesses.
Ignacio Alvarez Executive Vice President and Chief Legal Officer	$284,750	16,949	Contributed significantly to the sale of portions of the Corporation’s non-performing construction and commercial loan portfolios. Guided efficiency initiatives in the mortgage and commercial businesses. Developed and administrated the Loss Sharing Agreement Office with the FDIC. Advised the CEO and the Board on Corporate Governance matters and other regulatory developments.
Eli S. Sepúlveda Executive Vice President, Commercial Credit	$191,600	11,405	Reviewed and redesigned the Bank’s commercial lending critical processes by rolling out a more efficient operating model including the implementation of new structures for evaluation and approval of credit; improvement of training programs for credit related roles and recalibration of incentive plans. Supported and completed the sale of a significant portion of non-performing construction and commercial loans. Strengthened the service culture by improving customer satisfaction levels in the Commercial Lending business group.
*	Recalculated based on the reverse stock split of May 2012

The grants summarized above were approved by the Compensation Committee in February 2012. Each NEO was granted shares of restricted stock in consideration of the Corporation’s financial performance during 2011, as well as the achievement of financial results in his specific unit and individual goals. The grants, equivalent to 50% of prior-year earned base pay, were calculated on a basis that is more conservative than that permitted by the CPP (i.e. one-third of total compensation) and included the additional profitability vesting requirement described above. In addition to base salary, equity grants represent the only other means for compensating the Corporation’s NEOs, whose total compensation opportunity has been significantly reduced under the CPP restrictions. The Compensation Committee believes that paying in equity (rather than increasing base pay) is an effective way to align executives with stockholder interests.

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Compensation Discussion and Analysis

Benefits and Perquisites

During 2012, perquisites such as the use of company-owned automobiles, periodic comprehensive medical examinations and personal tickets to events sponsored by the Corporation, were offered on a limited basis to NEOs. Club memberships for NEOs and other executives were eliminated in 2009.

The Corporation owns an apartment in New York City, which is used by the CEO primarily for business purposes during his frequent visits to New York in support of the Corporation’s United States operations and other company-related affairs.

OVERVIEW OF 2013 COMPENSATION DECISIONS

Long-Term Restricted Stock—2013

As described above, given the Compensation Committee’s practice of awarding equity grants based on prior year’s performance, the equity grants in the Summary Compensation Table reflect awards granted in 2012 based on 2011 performance. In this section, we provide additional disclosure of our grants in 2013 (which reflect 2012 performance) to offer a broader and longer-term perspective of the Corporation’s total compensation decisions. The grants below will be included in next year’s Proxy Statement.

In 2012, the Corporation’s financial results continued to build on the strong positioning achieved in 2011. The Corporation attained a second consecutive year of operational profitability by successfully executing its plans during an extended economic downturn. Initiatives taken by leadership have resulted in our ability to maintain solid margins, produce strong and stable top line revenue and continue to reduce credit costs. Despite the difficult economic and credit environment, the Corporation was able to maintain a leading market position in Puerto Rico and further position the Corporation for long-term prosperity.

In February 2013, the Corporation’s NEOs received equity grants for 2012 performance equivalent to 50% of prior-year base pay. This assessment and decision process was similar to that used in 2011 to determine the 2012 awards. A summary of the equity grants made in 2013 is shown below.

NEO	Award Grant Value	Number of Shares	Rationale – Individual Goals
Richard L. Carrión Chairman, President and CEO	$700,000	25,126	Led the Corporation to deliver positive financial results by reaching a net income of $245 million while also exceeding the well-capitalized threshold by $2 billion. Directed the strategies that accomplished the reduction of non-performing loans and non-performing assets to their lowest levels since 2009 and 2010, respectively. Non-performing loans in portfolio declined by $313 million while non-performing assets declined by $384 million. Supervised the acquisition of $828 million of high-quality assets in Puerto Rico and the United States. Oversaw the efforts aimed at achieving greater efficiency and expense control through processes improvement, headcount control and consolidations. Continued to transform the customer experience and improve satisfaction through customer service initiatives.
Jorge A. Junquera Senior Executive Vice President and CFO	$312,500	11,217	Ensured that the Corporation attained strong cash and liquidity ratios, with capital exceeding the regulatory well-capitalized threshold by $2 billion. Developed and executed key plans to strengthen the Corporation’s financial results, including the development of a capital plan. Provided key financial support in the reduction of non-performing loans and in the completion of consumer and mortgage loan purchases.
Carlos J. Vázquez Executive Vice President and President, Banco Popular North America	$306,000	10,983	Led BPNA to achieve net income of $46 million, significantly exceeding target. Enhanced community banking strategy and profitability through growth in loan portfolios and low-cost deposits. Completed rebranding strategy to Popular Community Bank in all markets. Continued to improve BPNA’s credit quality results by notably reducing net charge offs and non-performing loans, which were 45% and 36% lower than 2011, respectively.

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Compensation Discussion and Analysis

NEO	Award Grant Value	Number of Shares	Rationale – Individual Goals
Ignacio Alvarez Executive Vice President and Chief Legal Officer	$286,500	10,284	Contributed to the successful acquisition of assets, specifically consumer and mortgage loans. Supported the strategies and transactions related to the selling and restructuring of non-performing loans. Supervised the rollout of efficiency and process improvement initiatives in the commercial, mortgage and retail businesses. Advised the CEO and the Board of Directors on Corporate Governance matters and other regulatory developments.
Eli S. Sepúlveda Executive Vice President, Commercial Credit	$210,000	7,538	Played a critical role in the $306 million reduction of non-accruing loans (32% decline from 2011) and the sale of $114 million in assets from the Bank’s construction-related legacy portfolio. Directed efforts to improve credit administration, including credit review and risk rating accuracy, yielding a $61 million reduction in net charge offs (31% improvement as compared to 2011). Oversaw initiatives to grow the commercial loans portfolio, including increases in commercial loans ($1.3 billion) and government guaranteed loans ($56 million).

OTHER REQUIREMENTS AND CONSIDERATIONS

Tax Deductibility of Executive Compensation

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the U.S. Internal Revenue Code, as amended by Section 302 of the EESA, which provides that while the Corporation participates in the CPP, it may not deduct compensation of more than $500,000 that is paid to the CEO, CFO or the three other most highly compensated executive officers. It is the Compensation Committee’s intention to have applicable compensation payable to the NEOs be deductible for U.S. federal income tax purposes, unless there are valid compensatory reasons for paying non-deductible amounts in order to ensure competitive levels of total compensation.

In addition, for NEOs resident in Puerto Rico, compensation is deductible for income tax purposes if it is reasonable. It is the Compensation Committee’s intention to have compensation paid to the Corporation’s NEOs resident in Puerto Rico be deductible, unless there are valid compensatory reasons for paying non-deductible amounts in order to ensure competitive levels of total compensation.

Stock Ownership/Retention Requirements

The Corporation’s stock ownership requirements applicable to the NEOs were redesigned and reintroduced as of 2011. Within a period of five years from October 1, 2011, NEOs are expected to reach and retain the lesser of: (i) six times base pay for the CEO, and three times base pay for the other NEOs; or (ii) a fixed number of shares equivalent to the aforementioned values set based on the stock price at the beginning of the compliance period (October 1, 2011). However, when an executive becomes a NEO, the five-year requirement will commence as of the year of his designation. If any NEO does not meet the requirements after the five-year compliance period, his short-term incentive will be paid in the form of the Corporation’s Common Stock. In January 2013, the Corporation modified the stock ownership requirements to provide that any shares pledged or used as collateral for a margin loan by a NEO are not considered to satisfy the stock ownership requirement. Pursuant to the stock ownership requirements, the CEO holds 289,596 shares which represent a value of $7,905,976 as of February 25, 2013.

Clawback Requirement

Any bonuses that were paid to NEOs were required to be made subject to a clawback (recoupment) in the event the bonus payment was based on materially inaccurate financial statements (including statements of earnings, revenues or gains) or any other materially inaccurate performance metric criteria.

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SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of our NEOs for the year ended December 31, 2012.

Name and Principal Position	Year	Salary ($)(a)	Bonus ($)(b)	Stock Awards ($)(c)	Non-Equity Incentive Plan Compensation ($)(d)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(e)	All Other Compensation ($)(f)	Total ($)
Richard L. Carrión	2012	$1,400,000	—	$658,150	—	$334,537	$292,785	$2,685,472
Chairman, President and CEO	2011	1,316,282	—	419,130	—	527,334	289,565	2,552,311
	2010	838,260	—	370,800	—	297,631	289,037	1,795,728
Jorge A. Junquera*	2012	625,000	—	309,750	—	224,330	34,799	1,193,879
Senior Executive Vice President	2011	619,543	—	289,686	—	382,330	25,093	1,316,652
and CFO	2010	579,372	—	267,500	—	212,151	44,129	1,103,152
Carlos J. Vázquez*	2012	612,000	—	305,100	—	136,430	108,575	1,162,105
Executive Vice President and	2011	610,154	—	258,962	—	165,796	104,589	1,139,501
President, Banco Popular North America	2010	517,923	—	226,800	—	118,557	57,409	920,689
Ignacio Alvarez	2012	573,000	—	284,750	—	—	10,360	868,110
Executive Vice President and	2011	569,462	—	142,789	—	—	7,762	720,013
Chief Legal Officer	2010	285,577	184,167	—	228,462	—	3,055	701,261
Eli S. Sepúlveda	2012	420,000	—	191,600	—	74,382	24,434	710,416
Executive Vice President,	2011	383,204	18,875	161,349	125,000	88,672	23,925	801,025
Commercial Credit

 *  Mr. Junquera served as Chief Financial Officer until March 15, 2013 and Mr. Vázquez was appointed Chief Financial Officer effective March 15, 2013.

(a)  Includes salaries before deductions.

(b)  Includes the Corporation’s customary Christmas bonus provided to its Puerto Rico-based employees, equal to 4.1% of base pay, subject to CPP limitations. For Mr. Alvarez, the 2010 amount also considers a hiring bonus of $175,000.

(c)  Restricted Stock compliant with CPP restrictions was granted on February 17, 2012, with the fair market value determined based on the closing price of the Corporation’s Common Stock on said date ($16.80). The shares will vest (i.e., no longer be subject to forfeiture) on the second anniversary of the grant date, and they become payable in 25% increments as the Corporation repays each 25% portion of the aggregate financial assistance received under the CPP, or upon completion of repayment of the CPP funds. The grants are also subject to further performance criteria: the Corporation must achieve profitability for at least one fiscal year for awards to be payable.

(d)  In 2012, based on CPP restrictions, the compensation program for all NEOs was limited to base salary and CPP-compliant restricted stock. Amounts paid to Messrs. Alvarez (2010) and Sepúlveda (2011) relate to periods in which they were not covered by CPP compensation restrictions.

(e)  Present values for changes in pension value were determined using year-end Statement of Financial Accounting Standard No. 87 “Employers’ Accounting for Pensions” (“SFAS 87”) assumptions with the following exception: payments are assumed to begin at the earliest possible retirement date at which benefits are unreduced. These vary for NEOs depending on their initial employment date. For all NEOs, with the exception of Mr. Alvarez who is not a participant of the Retirement Plan, the age to receive retirement benefits with no reductions is 55. Also, each NEO is assumed to continue employment until his retirement date. Effective April 30, 2009, the Retirement Plan was frozen for all additional benefit accruals for the eligible participants.

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Compensation Discussion and Analysis

(f)  All Other Compensation includes the change in value of retiree medical insurance coverage and the value of all perquisites if their aggregate value exceeds $10,000. The following table identifies the perks received by those NEOs with an aggregate value exceeding $10,000:

Types of Perquisites Received	Richard L. Carrión	Jorge A. Junquera	Carlos J. Vázquez	Ignacio Alvarez	Eli S. Sepúlveda
Non Work-related Security	x
Company-Owned Vehicle	x	x		x	x
Tickets to Sponsored Events	x			x
Physical Exam		x		x
Cash-Based Car Allowance			x
Housing Allowance			x

•	The incremental cost to the Corporation for Mr. Carrión’s personal security was $199,048.

•	The incremental cost to the Corporation for the use of company-owned vehicles by Messrs. Carrión and Junquera was $87,338 and $32,325, respectively.

•	The cost to the Corporation of Mr. Vázquez’s car and housing allowances was $24,000 and $75,000, respectively.

GRANTS OF PLAN-BASED AWARDS

The following table details all equity and non-equity plan-based awards granted to each of the NEOs during fiscal year 2012.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (a)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Options Awards ($/SH)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Richard L. Carrión
Restricted Stock ($)	17-Feb-12	—	—	—	—	—	$658,150	—	—	—
Jorge A. Junquera
Restricted Stock ($)	17-Feb-12	—	—	—	—	—	309,750	—	—	—
Carlos J. Vázquez
Restricted Stock ($)	17-Feb-12	—	—	—	—	—	305,100	—	—	—
Ignacio Alvarez
Restricted Stock ($)	17-Feb-12	—	—	—	—	—	284,750	—	—	—
Eli S. Sepúlveda
Restricted Stock ($)	17-Feb-12	—	—	—	—	—	191,600	—	—	—

(a)  As mentioned above, the NEOs were only eligible for restricted stock awards as prescribed by the CPP rules. Restricted stock compliant with CPP restrictions was granted on February 17, 2012, with the fair market value determined based on the closing price of the Corporaton’s Common Stock on said date ($16.80).

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth certain information with respect to the value of all unexercised options and restricted stock previously awarded to the NEOs (based on the Corporation’s Common Stock price of $20.79 as of December 31, 2012).

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (b)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard L. Carrión (a)						64,613	$1,343,304
Jorge A. Junquera						30,128	626,361
	6,881			$167.50	3/13/2013
	6,804			240.50	1/16/2014
Carlos J. Vázquez						26,446	549,812
	5,865			167.50	3/13/2013
	5,798			240.50	1/16/2014
	6,718			272.00	2/16/2015
Ignacio Alvarez						21,186	440,457
Eli S. Sepúlveda						16,263	338,108
	586			167.50	3/13/2013
	779			240.50	1/16/2014
	1,175			272.00	2/16/2015

(a)  Mr. Carrión has not received stock option awards.

(b)  Vesting dates of shares or units of stock that have not vested:

	2005 Award	2006 Award	2011 Award*	2012 Award*
Richard L. Carrión 64,163 shares	6,069 shares Termination of employment on or after age 55 and completing 10 years of service	6,931 shares Termination of employment on or after age 55 and completing 10 years of service	12,437 shares 2/18/2013	39,176 shares 2/18/2014
Jorge A. Junquera 30,128 shares	2,035 shares Termination of employment on or after age 55 and completing 10 years of service	1,059 shares Termination of employment on or after age 55 and completing 10 years of service	8,596 shares 2/18/2013	18,438 shares 2/18/2014
Carlos J. Vázquez 26,446 shares	—	601 shares Termination of employment on or after age 55 and completing 10 years of service	7,684 shares 2/18/2013	18,161 shares 2/18/2014
Ignacio Alvarez 21,186 shares	—	—	4,237 shares 2/18/2013	16,949 shares 2/18/2014
Eli S. Sepúlveda 16,263 shares	—	70 shares Termination of employment on or after age 55 and completing 10 years of service	4,788 shares 2/18/2013	11,405 shares 2/18/2014

 *  The shares will vest (i.e., no longer be subject to forfeiture) on the second anniversary of the grant date, and they become payable in 25% increments as the Corporation repays each 25% portion of the aggregate financial assistance received under the CPP, or upon completion of repayment of the CPP funds. The grants are also subject to further performance criteria: the Corporation must achieve profitability for at least one fiscal year for awards to be payable.

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Compensation Discussion and Analysis

OPTION EXERCISES AND STOCK VESTED TABLE FOR 2012

The following table includes certain information with respect to the options exercised by the NEOs and the vesting of stock awards during 2012. No stock options were exercised by any of the Corporation’s NEOs during 2012.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (a)	Value Realized on Vesting ($) (b)
Richard L. Carrión	18,382	$308,818
Jorge A. Junquera	13,261	222,785
Carlos J. Vázquez	11,243	188,882
Ignacio Alvarez	—	—
Eli S. Sepúlveda	1,030	18,643

(a)  The number of shares acquired on vesting will be transferred in 25% increments in accordance with TARP repayments after achieving one year of profit.

(b)  Stock price used for vesting calculation was $16.80 (the Common Stock price on February 10, 2012, vesting date). The stock price used for vesting calculations for Mr. Sepulveda was $18.10 (the Corporation’s Common Stock price on April 27, 2012, vesting date).

POST-TERMINATION COMPENSATION

The Corporation offers comprehensive retirement benefits to all eligible employees, including NEOs. These retirement benefits are summarized below.

Puerto Rico

Retirement Plan

In December 2011, the Bank implemented a voluntary retirement window in its non-contributory, defined benefit retirement plan (“Retirement Plan”). As a result of this initiative, 369 eligible employees exited the organization on February 1, 2012. The Corporation’s NEOs were not eligible to participate in the window.

The Retirement Plan was frozen in 2009 with regard to all future benefit accruals after April 30, 2009. The Corporation took this action to generate significant cost savings in light of the severe economic downturn and decline in the Corporation’s financial performance. The Retirement Plan had previously been closed to new hires and was frozen as of December 31, 2005 to employees who were under 30 years of age or were credited with fewer than 10 years of benefit service (approximately 60% of plan participants at the time). The actions mentioned above also applied to the related retirement benefit restoration plans described below.

The Retirement Plan’s benefit formula is based on a percentage of average final compensation and years of service. Normal retirement age under the Retirement Plan is age 65 with five years of service and, in general, benefits are paid for life in the form of a single life annuity plus supplemental death benefits, and are not reduced for Social Security or other payments received by the participants. Pension costs are funded in accordance with minimum funding standards under the Employee Retirement Income Security Act of 1974 (“ERISA”). The Retirement Plan is qualified in accordance with the U.S. Internal Revenue Code, which establishes limits on compensation and benefits. The Retirement Plan is also qualified under the laws of Puerto Rico.

The Corporation has adopted two Benefit Restoration Plans (“Restoration Plans”), which are not qualified in accordance with the U.S. Internal Revenue Code and are designed to restore benefits that would otherwise have been received by an eligible employee under the Retirement Plan but for the limitations imposed by the

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Compensation Discussion and Analysis

U.S. Internal Revenue Code. The Restoration Plans do not offer credit for years of service not actually worked, preferential benefit formulas or accelerated vesting of pension benefits, beyond the provisions of the Retirement Plan. The restoration benefits of employees who are residents of Puerto Rico are funded through an ERISA pension trust that is qualified under the laws of Puerto Rico.

In addition, the Bank contributes to an irrevocable trust to maintain a source of funds for payment of benefit restoration liabilities to all non-Puerto Rico resident participants.

Pension Benefits

The following table sets forth certain information with respect to the value of retirement payments accrued as of December 31, 2012 under the Corporation’s retirement plans for the NEOs eligible to participate under such plans.

Name*	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefit ($)(a)	Payments During Last Fiscal year ($)
Richard L. Carrión	Retirement Pension Plan	32.917	$1,377,673	—
	Benefit Restoration Plan		6,003,056	—
Jorge A. Junquera	Retirement Pension Plan	37.833	1,254,835	—
	Benefit Restoration Plan		4,959,135	—
Carlos J. Vázquez	Retirement Pension Plan	8.750	332,784	—
	Benefit Restoration Plan		880,268	—
Eli S. Sepúlveda	Retirement Pension Plan	17.583	612,080	—
	Benefit Restoration Plan		—	—

*  Mr. Alvarez is not a participant in the Retirement Plan or Restoration Plan.

(a)  Present values of pension benefits were determined using year-end SFAS 87 assumptions with the following exception: payments are assumed to begin at the earliest possible retirement date at which benefits are unreduced. These vary for NEOs, depending on their initial employment situation. Each NEO is assumed to continue employment until such retirement date. The Retirement Pension Plan and the related Restoration Plan were frozen for all additional benefit accruals effective April 30, 2009 for eligible participants.

Participants under the BPPR Retirement Plan become eligible for early retirement upon the earliest of attainment of age 50 with sum of age and years of service equal or greater than 75 or (b) attainment of age 55 with 10 or more years of service. The normal retirement is upon reaching age 65 and completion of 5 years of service.

Benefit is equal to the sum of (a) 1.10% of the average final compensation multiplied by the years of credit to a maximum of 10 years, plus (b) 1.45% for each additional year of credit up to a maximum of 20 additional years. On April 30, 2009, the accrual of the benefits under the plan was frozen for all participants.

Puerto Rico Savings and Investment Plan

The Popular, Inc. Puerto Rico Savings and Investment Plan allows Puerto Rico-based employees of the Corporation and its subsidiaries who have completed 30 days of service to defer a portion of their total annual cash compensation on a pre-tax or after-tax basis, subject to the maximum amount permitted by applicable tax laws. Prior to April 2009, the Corporation matched 100% of employee pre-tax contributions up to three percent of the participant’s annual cash compensation, plus 50% of the next two percent contributed. The Corporation suspended its matching contributions to the Puerto Rico Savings and Investment Plan as part of the actions taken in 2009 to control costs during the economic crisis. The Corporation’s Board of Directors has approved a partial reinstatement of the matching contribution, effective April 2013, at 50% of employee pre-tax contributions up to four percent of the participant’s annual cash compensation.

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Compensation Discussion and Analysis

Puerto Rico Nonqualified Deferred Compensation Plan

The Popular, Inc. Puerto Rico Nonqualified Deferred Compensation Plan allows certain management or highly compensated Puerto Rico-based employees of the Corporation and its subsidiaries to defer receipt of a portion of their annual cash compensation in excess of the amounts allowed to be deferred under the Popular, Inc. Puerto Rico Savings and Investment Plan. The Plan is an unfunded plan of deferred compensation for a select group of management or highly compensated employees intended to be exempt from the provisions of Parts 2, 3 and 4 Title I, Subtitle B of ERISA. The Plan is not intended to be a tax qualified retirement plan under Section 1081 of the Puerto Rico Internal Revenue Code.

Benefits are normally distributed upon termination of employment, death or disability. Withdrawals during participant’s service are allowed due to financial hardship and post secondary education. A participant shall be considered fully vested at all times. Messrs. Vázquez, Alvarez and Sepúlveda currently participate in this plan.

The following table shows non-qualified deferred compensation activity and balances attributable to the Corporation’s NEOs:

Name	Executive Contribution in Last FY	Registrant Contribution in Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals / Distributions	Aggregate Balance at Last FYE
Carlos J. Vázquez	$—	$—	$2,858	$—	$22,832
Ignacio Alvarez	57,300	—	7,571	—	95,660
Eli S. Sepúlveda	—	—	9,880	—	74,867

United States

Retirement Plan of Banco Popular North America

Effective December 31, 2007, the Corporation terminated its non-contributory, defined benefit retirement plan, which covered substantially all salaried employees of Banco Popular North America hired before June 30, 2004. These actions were also applicable to the related benefit restoration plan. Distributions to plan participants were completed in 2010.

USA Savings and Investment Plan

The Popular, Inc. 401(k) USA Savings and Investment Plan allows all regular U.S.-based employees of the Corporation’s subsidiaries who have completed 30 days of service to defer a portion of their total annual cash compensation on a pre-tax basis, subject to the maximum amount permitted by applicable tax laws. Prior to April 2009, the Corporation matched 100% of employee pre-tax contributions up to an employee contribution level of four percent of his annual cash compensation. The Corporation suspended its matching contributions to the Popular, Inc. 401(k) USA Savings and Investment Plan as part of the actions taken in 2009 to control costs during the economic crisis. The Corporation’s Board of Directors has approved a partial reinstatement of the matching contribution, effective April 2013, at 50% of employee pre-tax contributions up to four percent of the participant’s annual cash compensation.

Popular North America, Inc. Deferral Plan

The Popular North America, Inc. (“PNA”) Deferral Plan is an unfunded plan of deferred compensation for a select group of management or highly compensated employees of PNA or its subsidiaries. Under this Plan, participants may elect to defer a portion of their annual cash compensation. The Plan is intended to be exempt from the provisions of Parts 2, 3 and 4 Title I, Subtitle B of ERISA and to comply with the requirements of Section 409A of the United States Internal Revenue Code relating to non-qualified deferred compensation. Benefits are normally payable upon termination of employment, death or disability. In-service distributions are permitted in accordance with Section 409A.

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Compensation Discussion and Analysis

Employment and Change-in-Control Agreements

The Corporation does not have employment agreements or change-in-control agreements with its NEOs. Nevertheless, the Corporation’s 2004 Omnibus Incentive Plan provides that in the event of a change of control of the Corporation, all outstanding options and stock appreciation rights become fully exercisable, and restrictions on outstanding restricted stock and restricted units lapse. In addition, under said Plan outstanding long-term performance unit awards and performance share awards are to be paid in full at target within 30 days of the change of control. Participants may opt to receive such payments in cash. The Compensation Committee may, in its discretion, provide for cancellation of each option, stock appreciation right, restricted stock and restricted stock unit in exchange for a cash payment per share based upon the change of control price, which is the highest share price offered in conjunction with any transaction resulting in a change of control (or, if there is no such price, the highest trading price during the 30 days preceding the change of control event). However, no acceleration of vesting or exercisability, cancellation, cash payment or other settlement occurs with respect to any option, stock appreciation rights, restricted stock, restricted unit, long-term performance unit award or performance share award if the Compensation Committee reasonably determines in good faith prior to the change of control that such awards will be honored or assumed or if equitable replacement awards will be made by a successor employer immediately following the change of control and that such awards will vest and payments will be made if a participant is involuntarily terminated without cause.

For purposes of the 2004 Omnibus Incentive Plan, “change of control” occurs in general if: (i) any “person” (within the meaning of Section 3(a)(9) of the 1934 Act and excluding the Corporation, its subsidiaries or any employee benefit plan sponsored or maintained by the Corporation or its subsidiaries) acquires direct or indirect ownership of 50% or more of the combined voting power of the then outstanding securities of the Corporation as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or (ii) the stockholders of the Corporation approve (a) any consolidation or merger of the Corporation in which the Corporation is not the surviving corporation (other than a merger of the Corporation in which the holders of Common Stock immediately prior to the merger have the same or substantially the same proportionate ownership of the surviving corporation immediately after the merger), or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation to an entity which is not a wholly-owned subsidiary of the Corporation. Refer to Proposal 3: Approval and Adoption of Amendments to 2004 Omnibus Incentive Plan in this Proxy Statement for additional information regarding proposed changes to the definition of “change of control” under the 2004 Omnibus Incentive Plan.

Notwithstanding the foregoing, while the Corporation is a CPP participant, it is subject to certain limitations on the payments and benefits (including accelerated vesting) that may be accorded to NEOs in the event of a change of control.

Payments Made upon Termination of Employment

Regardless of the circumstances pursuant to which NEOs terminate their employment with the Corporation, they are entitled to receive certain amounts earned during their employment. Such amounts include:

•	Amounts contributed to the Corporation’s Savings and Investment Plan, including the vested portion of the employer-sourced funds.

•	Benefits accumulated under the Retirement Plan, including retiree medical and the Retirement Restoration Plan.

•	Awards under the Senior Executive Long-Term Incentive Plan granted in years 1997-1999 in the form of deferred stock.

•	Any balances in the non-qualified deferred compensation plans.

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Compensation Discussion and Analysis

The following additional payments may be made if the termination is due to retirement:

•	Non-equity compensation awards earned for the time worked.

•	All restricted stock and stock options become fully vested at the time of retirement, with the exception of restricted stock issued pursuant to CPP limitations, which do not permit the accelerated vesting of such shares upon retirement. Retirement is defined as termination of employment on or after attaining age 55 and completing 10 years of service except when termination is for cause.

If termination is due to resignation:

•	Vested stock options under the 2001 Stock Option Plan can be exercised for a period of six months after termination of employment. However, stock options, restricted stock and performance shares granted under the 2004 Omnibus Incentive Plan are forfeited upon termination of employment.

If termination is without cause:

•	Vested stock options under the 2001 Stock Option Plan can be exercised for a period of six months after termination of employment. Stock options granted under the 2004 Omnibus Incentive Plan may be exercised at any time prior to the expiration of the term of the option or the 90th day following termination of employment, whichever period is shorter.

•	Restricted stock vesting will be pro-rated for the period of active service in the applicable vesting period.

Notwithstanding the above, while the Corporation is a participant in the CPP, the NEOs are subject to the standards for compensation established under the Interim Final Rule promulgated pursuant to the EESA, as amended by ARRA, which generally prohibit certain payments and benefits, such as accelerated vesting on termination of employment without cause, retirement or due to a change in control.

The following table details the compensation that each NEO would have been entitled to receive upon termination of employment, assuming termination of employment as of December 31, 2012.

Post-Termination Compensation Table

The following table details certain potential payments that each NEO would receive upon termination of employment on December 31, 2012. The table does not include the pension benefit or nonqualified deferred compensation, which are set forth in the Pension Benefits and Nonqualified Deferred Compensation tables above. No incremental pension benefit or non-qualified deferred compensation is accrued or earned as a result of termination of employment.

		Restricted Stock ($)(b)
	Non-Equity Cash Incentive ($)(a)		- Death -Disability -Change in Control	Resignation	Termination With Cause	Termination Without Cause	Long Term Incentive ($)(c)
Name	Any termination	Retirement					Any termination
Richard L. Carrión	—	$270,270	$1,343,304	$270,270	—	$270,270	$110,081
Jorge A. Junquera	—	64,324	626,361	64,324	—	64,324	69,005
Carlos J. Vázquez	—	12,495	549,812	—	—	11,497	—
Ignacio Alvarez	—	—	440,457	—	—	—	—
Eli S. Sepúlveda	—	1,455	338,108	—	—	728	—

(a)  Non-equity cash award was not paid to NEOs for 2012 performance pursuant to CPP restrictions. The non-equity cash incentive is not guaranteed. Therefore, if resignation, termination without cause or termination with cause takes place before the date the award is paid, the NEO would not be entitled to receive the award.

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(b)  Values of restricted stock are based on $20.79, the Corporation’s Common Stock closing price as of December 31, 2012. Termination provisions based on type of termination prior to vesting:

	Regular Restricted Stock	CPP Compliant Restricted Stock
Retirement	Become Vested	Forfeiture
Death	Become Vested	Become Vested
Disability	Become Vested	Become Vested
Change in Control	Become Vested	Become Vested
Resignation	Forfeiture	Forfeiture
Termination With Cause	Forfeiture	Forfeiture
Termination Without Cause	Prorated Vesting	Forfeiture

Under CPP rules, vested CPP-compliant restricted stock becomes transferable in 25% increments with each 25% of CPP funding that is repaid by the Corporation. In addition, the Corporation must achieve profitability for at least one year for awards to be transferable.

(c)  The Senior Executive Long-Term Incentive Plan was a performance-based plan with a three-year performance period. Awards were made under the plan in 1997, 1998 and 1999 based on the Corporation’s performance during the respective preceding three-year performance periods. The plan had financial targets such as return on equity and stock appreciation. The plan gave NEOs the choice of receiving the incentive in cash or Common Stock. If they chose Common Stock, the compensation was deferred in the form of Common Stock until termination of employment. These are dollar values using the number of shares awarded at the time, the dividends (in shares) received multiplied by the closing price of the Corporation’s Common Stock on December 31, 2012 ($20.79).

Under Puerto Rico law, if any employee (including NEOs) is terminated from his employment without “just cause”, as said term is defined by Puerto Rico Law No. 80 of May 30, 1976, he would be entitled to a statutory severance payment, which is calculated as follows: (i) employees with less than five years of employment—two months of salary plus an additional one week of salary per year of service; (ii) employees with five through fifteen years of employment—three months of salary plus two weeks of salary per year of service; (iii) employees with more than fifteen years of employment— six months of salary plus three weeks of salary per year of service.

Popular, Inc. 2013 Proxy Statement    63

PROPOSALS OF STOCKHOLDERS TO BE PRESENTED AT THE

2014 ANNUAL MEETING OF STOCKHOLDERS

Stockholder requests to have a proposal included in the Corporation’s Proxy Statement should be directed to the attention of the Corporation’s Chief Legal Officer at the address of the Corporation set forth in the Notice of Annual Meeting included in this Proxy Statement. The deadline for submission of a proposal for inclusion in the Corporation’s proxy statement for the 2014 annual meeting of stockholders is November 15, 2013. Subject to the immediately preceding sentence, under the Corporation’s Amended and Restated By-Laws, if a stockholder wishes to submit a matter for consideration at the 2014 annual meeting of stockholders (including any stockholder proposal or director nomination), but which will not be included in the proxy statement for such meeting, a stockholder must submit such matter in writing to the Corporate Secretary at the Corporation’s principal executive offices, 209 Muñoz Rivera Ave., San Juan, Puerto Rico, 00918, not more than 180 days nor less than 90 days in advance of the anniversary date of the preceding year’s annual meeting. In the case of a special meeting or in the event that the date of the 2014 annual meeting of stockholders is more than 30 days before or after such anniversary date, notice by a stockholder must be delivered not earlier than the 15th day following the day on which notice is mailed, or a public announcement is first made by the Corporation of the date of such meeting, whichever occurs first. Stockholders may obtain a copy of the Corporation’s Amended and Restated By-laws by writing to the Corporate Secretary at the address set forth above.

The above Notice of Meeting and Proxy Statement are sent by order of the Board of Directors of Popular, Inc.

In San Juan, Puerto Rico, March 15, 2013.

Chairman of the Board, President and Chief Executive Officer	Secretary

YOU MAY REQUEST A COPY, FREE OF CHARGE, OF THE CORPORATION’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2012, AS FILED WITH THE SEC (WITHOUT EXHIBITS), THROUGH OUR WEBSITE, WWW.POPULAR.COM, OR BY CALLING (787) 765-9800 OR WRITING TO COMPTROLLER, POPULAR, INC., P.O. Box 362708, SAN JUAN, PR 00936-2708.

64    Popular, Inc. 2013 Proxy Statement

Annex A

AMENDMENT TO THE

POPULAR, INC. 2004 OMNIBUS INCENTIVE PLAN

WHEREAS, Popular, Inc. (“Company”) maintains the 2004 Omnibus Incentive Plan, initially effective as of April 30, 2004, as amended from time to time (“Plan”);

WHEREAS, pursuant and subject to Article XI of the Plan, the Compensation and Benefits Committee of the Board of Directors (the “Board”) of the Company is authorized to amend the Plan.

NOW THEREFORE, in accordance with the provisions of Article XI, the Plan is hereby amended, effective as of the date such amendments are approved by the Company’s shareholders, in the following respects:

1.     Clause (ii) of the definition of “Change of Control” in Section 2.1 is amended in its entirety to read as follows:

(ii) (A) consummation of any consolidation or merger of the Corporation in which the Corporation is not the surviving corporation (other than a merger of the Corporation in which the holders of Common Stock immediately prior to the merger have the same or substantially the same proportionate ownership of the surviving corporation immediately after the merger), or (B) approval by the shareholders of the Company of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation to an entity which is not a wholly-owned subsidiary of the Corporation.

2.     The definition of “Dividend Equivalents” in Section 2.1 is amended in its entirety to read as follows:

Dividend Equivalents. “Dividend Equivalents” means an amount equal to the regular cash dividends paid by the Corporation upon one share of Common Stock in connection with the grant of Restricted Units, and/or Performance Shares awarded to a Participant in accordance with Article VIII of the Plan. In no event shall Dividend Equivalents be granted in connection with Options and/or SARs.

3.     Section 2.1 is amended to add the following definition of “Good Reason” following the definition of “Fair Market Value”.

“Good Reason” means, unless otherwise provided in an Award agreement or employment agreement, and in the absence of written consent of a Participant, there is: (i) a material reduction in the Grantee’s highest base salary in effect at any time within 12 months preceding the Change of Control; or (ii) a material diminution in the Grantee’s position, authority, duties or responsibilities as in effect immediately prior to the Change of Control; (iii) a transfer of the Participant’s primary work site to a new primary work site that is more than 50 miles from the Participant’s primary work site. If a Participant does not give the Corporation or its successor (A) written notice of termination Notice within ninety (90) days after the Participant has knowledge that an event constituting Good Reason has occurred and (B) thirty (30) days to cure the first event constituting Good Reason, the event will no longer constitute Good Reason.

4.     The Plan is amended to add a new Section 4.7 to read as follows:

4.7 Clawback/Recoupment. Awards under this Plan may be subject to recoupment or clawback as may be required by applicable law, or the Company’s recoupment, or “clawback” policy as it may be amended from time to time.

5.     Section 5.1(a) is amended in its entirety to read as follows:

(a) Shares Available for Awards: Subject to the provisions of Section 5.4, the number of shares of Common Stock issuable under the Plan for Awards shall be 3,500,000. The maximum aggregate

Popular, Inc. 2013 Proxy Statement    A-1

Annex I

number of shares of Common Stock that may be issued under the Plan for ISOs is 3,500,000 and the maximum number of shares of Common Stock that may be issued under the plan for Options and/or SARs during any calendar year to a Participant shall not exceed 500,000.

6.     Section 5.3 is amended in its entirety to read as follows:

Cancelled, Terminated, or Forfeited Awards. Except as otherwise provided in the following sentence, should an Award under this Plan for any reason expire without having been exercised, be cancelled, repurchased by the Corporation, terminated or forfeited or otherwise settled without the issuance of any Common Stock (including shares issued in connection with a Restricted Stock Award that is subsequently forfeited), any such shares of Common Stock subject to such Award shall again be available for grants of Awards under the Plan. Notwithstanding the foregoing, any shares of Common Stock tendered to exercise outstanding Options and any shares of Common Stock tendered or withheld for taxes on Awards shall not be available again for grants of Awards under the Plan.

7.     The last sentence of Section 6.1 is amended in its entirety to read as follows:

“Options may be granted in tandem with SARs (as described in more detail in Article VII).”

8.     The second sentence of Section 6.2 is amended in its entirety to read as follows:

“Except as a result of any Adjustment Event, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option (or the reference price of a SAR) nor to grant any new Options, SARs or other Awards in substitution for or upon the cancellation of, or repurchase for cash or other consideration for, any Options or SARs previously granted which shall have the effect of reducing the exercise price of any outstanding Option (or the reference price of any SAR).

9.     The first sentence of Section 6.5 is amended in its entirety to read as follows:

“Notwithstanding anything in the Plan to the contrary, no Option that is intended to be an ISO or a QSO may be granted after the tenth anniversary of the effective date of this Amendment [April 30, 2013].

10.   The second sentence of Section 7.1 is amended in its entirety to read as follows:

“SARs may be granted in tandem with an Option, on a freestanding basis, not related to any other Award.”

11.   The first sentence of Section 8.2 is amended in its entirety to read as follows:

“The Committee, in its sole discretion, may make Awards to Participants of Dividend Equivalents in connection with the grant of Restricted Units and/or Performance Shares.”

12.   Article X of the Plan is amended and restated in its entirety to read as follows:

ARTICLE X

CHANGE OF CONTROL

10.1  Unless otherwise determined by the Committee (or unless otherwise set forth in an employment agreement or an Award Agreement), if a Participant’s employment is terminated by the Corporation or any successor entity thereto without Cause, or if the Participant terminates employment for Good Reason, in each case upon or within two years after a Change of Control, each Award granted to such Participant prior to such Change of Control shall become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable as of the date of such termination of employment, and any shares of Common Stock deliverable pursuant to Restricted Units shall be delivered promptly (but no later than 15 days) following such Participant’s termination

A-2    Popular, Inc. 2013 Proxy Statement

Annex I

of employment, provided that, as of the Change of Control date, any outstanding Performance Shares shall be deemed earned at the greater of the target level or actual performance level through the Change of Control date (or if no target level is specified, the maximum level) with respect to all open performance periods and such Performance Share shall be subject to time-based vesting through the end of the original Performance Cycle for each such Award, subject to accelerated vesting in accordance with the first sentence of this Section 10.1 and the other applicable terms of such Award.

10.2  In the event of a Change of Control, a Participant’s Award shall be treated, to the extent determined by the Committee to be applicable and to be permitted under Section 409A of the U.S. Code, in accordance with one of the following methods as determined by the Committee in its sole discretion: (i) cancel such awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and SARs, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of shares of Common Stock subject to such Options or SARs over the aggregate exercise price of such Options or SARs, as the case may be; (ii) provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; or (iii) provide that for a period of at least 20 days prior to the Change of Control, any Options or SARs will be exercisable as to all shares of Common Stock subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change of Control and if the Change of Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any Options or SARs not exercised prior to the consummation of the Change of Control will terminate and be of no further force and effect as of the consummation of the Change of Control. For the avoidance of doubt, in the event of a Change of Control, the Committee may, in its sole discretion, terminate any Option or SAR for which the exercise price or reference price is equal to or exceeds the per share value of the consideration to be paid in the Change of Control transaction without payment of consideration therefor.

Popular, Inc. 2013 Proxy Statement    A-3

C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735-9544

IF YOU WISH TO VOTE BY TELEPHONE, INTERNET OR MAIL, PLEASE READ THE INSTRUCTIONS BELOW.

Popular, Inc. encourages you to take advantage of the convenient ways to vote for matters to be covered at the 2013 Annual Meeting of Stockholders. Please take the opportunity to use one of the three voting methods outlined below to cast your ballot.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Please mark, sign, date and return this proxy card promptly using the enclosed postage prepaid envelope. No postage is required if mailed in the United States, Puerto Rico or the U.S. Virgin Islands.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M53680-P34891-Z59749-Z59750-Z59751-Z59752 KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

2013 Annual Meeting Proxy Card
The Board of Directors recommends a vote FOR proposals 1-4
(1)	To elect two directors assigned to “Class 2” of the Board of Directors of the Corporation for a three-year term	For	Against	Abstain			For	Against	Abstain
	1a. Joaquín E. Bacardí, III	☐	☐	☐	(2)	Advisory vote to approve the Corporation’s executive compensation program	☐	☐	☐
	1b. David E. Goel	☐	☐	☐	(3)	To approve and adopt amendments to the Popular, Inc. 2004 Omnibus Incentive Plan	☐	☐	☐
					(4)	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation for 2013; and	☐	☐	☐

					Such other business as may properly come before the meeting or any adjournment thereof.
	This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL ITEMS IDENTIFIED ABOVE.

	PLEASE SIGN AS YOUR NAME APPEARS ON THIS FORM. IF SHARES ARE HELD JOINTLY, ALL OWNERS SHOULD SIGN. CORPORATION PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE WHEN SIGNING.

	Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The 2013 Notice and Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — —

M53681-P34891-Z59749-Z59750-Z59751-Z59752

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Richard L. Carrión, Carlos J. Vázquez and Ignacio Alvarez or any one or more of them as proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote as designated on the reverse side all the shares of common stock of Popular, Inc. held of record by the undersigned on March 1, 2013, at the Annual Meeting of Stockholders to be held on the third floor of the Centro Europa Building, 1492 Ponce de León Avenue, San Juan, Puerto Rico, on April 30, 2013, at 9:00 a.m., local time, or at any adjournments thereof. The proxies are further authorized to vote such shares upon any other business that may properly come before the meeting or any adjournments thereof.